                                                                    Exhibit 99.2

                              Sunterra Corporation
                   Consolidated Debtor and Non-Debtor Entities
                                  Balance Sheet
                                December 31, 2001

                                                                    Total
                                                             Consolidated
                                                              (Unaudited)
                                                              -----------
Assets:
-------
Cash and cash equivalents                                  $   27,206,728
Cash in escrow and restricted cash                             99,353,828
Mortgages receivable, net                                     176,036,452
Retained interests                                             15,973,946
Due from related parties                                        9,901,732
Other receivables, net                                         12,023,040
Income tax refund receivable                                      989,624
Prepaid expenses and other assets                              18,747,411
Investment in joint ventures                                   19,697,680
Assets held for sale                                           11,323,780
Real estate and development costs                             180,087,081
Property and equipment, net                                    67,430,767
Intangible assets, net                                         24,718,545
                                                           --------------

                                                           $  663,490,614
                                                           ==============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                     $   72,631,435
Notes payable subject to compromise                           640,233,733
Accounts payable not subject to compromise                     16,695,468
Accrued liabilities                                           173,072,862
Notes payable not subject to compromise                        96,316,199
Deferred income taxes                                             291,181
                                                           --------------
                                                              999,240,878

Stockholders' equity                                         (335,750,264)
                                                           --------------

Total liabilities and equity                               $  663,490,614
                                                           ==============

               The accompanying notes and Monthly Operating Report
        are an integral part of these consolidated financial statements.
       Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

                              Sunterra Corporation
                   Consolidated Debtor and Non-Debtor Entities
                                Income Statement
                      For the Month Ended December 31, 2001

                                                                   Total
                                                            Consolidated
                                                             (Unaudited)
                                                             -----------
Revenues:
---------
Vacation interests sales                                    $ 34,716,418
Interest income                                                3,138,363
Other income (loss)                                           34,600,619
                                                            ------------
     Total revenues                                           72,455,400
                                                            ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                              10,074,275
Advertising, sales and marketing                              21,832,275
Provision for doubtful accounts                               11,832,512
Loan portfolio expenses                                        1,083,882
Maintenance fees and subsidies                                   200,066
General and administrative                                    30,384,590
Depreciation and amortization                                  3,718,145
Resort property asset writedowns                              (1,100,052)
                                                            ------------
Total costs and operating expenses                            78,025,693
                                                            ------------

Income (loss) from operations                                 (5,570,293)

Interest expense                                                (174,245)
Other nonoperating expenses                                            -
Realized (gain) on available-for-sale securities                       -
Equity (gain) on investment in joint ventures                   (230,088)
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                            (1,687,644)
     Interest (Income)                                          (106,790)
     Professional Services                                    13,751,991
                                                            ------------

Income (loss) before provision for taxes                     (17,123,517)

Provision for income taxes                                     1,699,115
                                                            ------------
Net income (loss)                                           $(18,822,632)
                                                            ============

               The accompanying notes and Monthly Operating Report
        are an integral part of these consolidated financial statements.
       Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

                                                                      Form No. 5
                                                                        (page 1)

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

IN RE:                          )     Case No. 00-5-6931-JS  through
SUNTERRA CORPORATION et al.,    )             00-5-6967-JS, 00-5-8313-JS
                                )             (Chapter 11)
           Debtors              )     (Jointly Administered under
                                           Case No. 00-5-6931-JS)

MONTHLY OPERATING REPORT  Calendar Month Dec. 1 through Dec. 31, 2001
                                         -------------------------------------

                        FINANCIAL BACKGROUND INFORMATION

1.   ACCOUNT STATUS: Cash _____________ Accrual           X
                                                -----------------

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report. Ann Cohen, Vice President
     -------------------------------------------------------------------------
     1781 Park Center Drive, Orlando, Florida 32835 (407) 532-1000
     -------------------------------------------------------------------

3.   EMPLOYEE INFORMATION:
     Number of employees paid this period:               1,100
                                                         -----
     Current number of employees                         1,100
                                                         -----
     Gross monthly payroll:
         Officers, directors and principals              $  778,062
                                                         ----------
         Other employees                                 $1,956,822
                                                         ----------
     All post-petition payroll obligations
     including payroll taxes are current.  Exceptions:          None
                                                      -------------------

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period? Yes ____ No X . If yes,
                                                             ---
     explain:
     _________________________________________________________________________
     _________________________________________________________________________

5.   Are all BUSINESS LICENSES or BONDS current?
         Yes  X   No ____  Not Applicable ____
             ---

6.   PRE-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date. See Note below

         Collected this Period         $___________________
         Ending Balance                $___________________

7.   POST-PETITION ACCOUNTS RECEIVABLE:
     Calculation still in process, will supply at a later date.  See Note below
     0-30 Days:  $________  31-60 Days: $________    Over 60 Days: $________

                                                                      Form No. 5
                                                                        (page 2)

If there are any post-petition Accounts Receivable over 60 days, provide
                 -------------
Schedule AR giving a listing of such accounts and explain the delinquencies. ? Yes ____ No ____.

Note:
The majority of Accounts Receivable consists of Mortgages Receivable. The Debtors are in the process of analyzing the Mortgage Receivables In-Transit Aging. Supporting documents are available should the U.S. Trustee require more information.

8.   POST-PETITION ACCOUNTS PAYABLE:
     0-30 Days:  $1,908,695  31-60 Days: $749,094  Over 60 Days: $1,501,260
                 ----------              --------                ----------

If there are any post-petition Accounts Payable over 30 days, provide Schedule
                 -------------
AP giving a listing of such accounts and explain the delinquencies.

Note:
Supporting documents for the A/P aging are available should the U.S. Trustee require more information.

9.   TAXES:  Are all taxes being paid to the proper taxing authorities when due?
     Yes  X     No ____. See Note below
         ---

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

Note:
There have been no changes to the escrow of payroll taxes as originally presented in the June 2000 MOR, except that the payroll service provider has been changed to ADP. Effective January 2001, ADP began to escrow payroll taxes for the Debtors. Supporting documents are available should the U.S. Trustee require more information.

10.  BANK ACCOUNTS: Have you changed banks or any other financial institution
---
     during this period: Yes  X  No ___
                             ---

     If yes, explain:      See Attachment D
                       ---------------------------------------------------------
     ___________________________________________________________________________

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current? Yes X No ____.
                      ---

     If no, explain:____________________________________________________________
     ___________________________________________________________________________

                                                                      Form No. 5
                                                                        (page 3)

12.  INSURANCE: Policy expiration dates: See Attachment B

     Auto and Truck  _________________      Liability    _______________________
     Fire            _________________      Workers Comp _______________________
     Other           _________________      Expires:     _______________________

13. ACTIONS OF DEBTOR. During the last month, did the Debtor: (a) Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? Yes ____ No X .
                                                        ---

     If yes, explain:___________________________________________________________
     ___________________________________________________________________________

     OR consent to relief from the automatic stay (Section 362)? Yes ___ No  X .
                                                                            ---

     If yes, explain:___________________________________________________________
     ___________________________________________________________________________
     (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? Yes X No _____________________________
                                            ---

     If no, explain:____________________________________________________________
     ___________________________________________________________________________

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor's assets transfer, convey or abandon any of Debtor's
                                                                 ---
     assets to another party during the period of this report other than as set
     forth herein (including sales by creditors)? Yes __ No   X .
                                                             ---

     If yes, explain:___________________________________________________________
     ___________________________________________________________________________

     If yes, a copy of court order authorizing the referenced action must be
                                                                     ----
attached.

Please discuss any pending motions to sell estate assets.

Type of Motion
--------------
         See Attachment A.

Brief Description of Asset
--------------------------
         See Attachment A.

                                                                      Form No. 5
                                                                        (page 4)

Projected Income
----------------
         See Attachment A.

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes: X See Attachment A.
                                                  ---


15.      PAYMENTS TO SECURED CREDITORS during Reporting Period:

                 Frequency of       Amount           Next         Post-Petition
                 Payments per       of Each          Payment      Pmts. Not Made
Creditor         Contract           Payment          Due          No. Amt
--------------------------------------------------------------------------------
Finova                              $5,000,000
--------------------------------------------------------------------------------
Ableco Financing/Foothill           None
--------------------------------------------------------------------------------
98-A Securitization                 $1,338,490 principal and interest
--------------------------------------------------------------------------------
99-A Securitization                 $1,821,630 principal and interest
--------------------------------------------------------------------------------
99-B Securitization                 $  954,998 principal and interest
--------------------------------------------------------------------------------
Greenwich Capital                   $2,174,970
--------------------------------------------------------------------------------
Bank of America                     None
--------------------------------------------------------------------------------
Key Global Finance                  $   28,146
--------------------------------------------------------------------------------
GE Capital (Matrix leases)          None
--------------------------------------------------------------------------------
Matrix Funding                      $  170,089
--------------------------------------------------------------------------------
Cypress Land Loans                  $   11,250
--------------------------------------------------------------------------------
Societe General (Barton Capital)    $  460,923 principal and interest
--------------------------------------------------------------------------------

                                                                      Form No. 5
                                                                        (page 5)
16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

   Professional Name                                       Type of Service Rendered                   Fees Paid
   -------------------------------------------------------------------------------------------------------------
   A&P Corporate Advisors                                  Professional Fees                             185,157
   Akin, Gump Strauss Hauer & Fled LLP                     Legal Fees                                      4,108
   Alston Hunt Floyd & Ing                                 Legal Fees                                      1,697
   Bankruptcy Services LLC                                 Legal Fees                                     70,638
   Bass Berry & Sims                                       Legal Fees                                      3,997
   Bienstock Law Firm PA                                   Legal Fees                                        820
   Birch De Jongh Hindels & Hall                           Legal Fees                                         21
   Chanin Capital Partners                                 Professional Fees                             230,183
   DeConcini McDonald Yetwin Lacy                          Legal Fees                                      4,214
   Deloitte & Touche                                       Professional Fees                           1,116,337
   Dewey Ballantine LLP                                    Legal Fees                                      2,587
   First American Title Insurance Company                  Legal Fees                                      4,496
   Fleishman, David M                                      Legal Fees                                        240
   Fried, Frank, Harris                                    Legal Fees                                    245,071
   Greenberg Traurig PA                                    Legal Fees                                      1,507
   Gregkay Development                                     Legal Fees                                        250
   Hale & Hale PA                                          Legal Fees                                      4,973
   Hale Lane Peek Dennison Howard & Anderson               Legal Fees                                      1,898
   Holland & Knight                                        Legal Fees                                    595,280
   Huntsinger & Jeffer Inc                                 Legal Fees                                      2,180
   Isherwood & Isherwood, P.C.                             Legal Fees                                      8,425
   Jay Alix & Assoc.                                       Professional Fees                           1,481,551
   Jefferies & Company                                     Legal Fees                                    197,148
   Johnson, Murrell & Case                                 Legal Fees                                        680
   Kaufman & Canoles                                       Legal Fees                                      4,924
   KPMG                                                    Professional Fees                             948,161
   Landers, Jackson                                        Legal Fees                                      2,000
   Lowndes Drosdick Doster Kantor & Reed PA                Legal Fees                                      1,442
   Lowther,Johnson,Joyner,Lowter,Cully                     Legal Fees                                        621
   Masuda & Ejiri                                          Legal Fees                                      1,170
   Maymi & Rivera Fourquet P S C                           Legal Fees                                         50
   Moore Stephens Lovelace PA                              Legal Fees                                      7,546
   Needle Rosenberg                                        Legal Fees                                      4,952
   Paul, Hastings, Janofsky                                Legal Fees                                    112,807
   Potter Enterprises, Inc.                                Legal Fees                                      5,000
   Potter, Mills & Bateman                                 Legal Fees                                        345
   Rinaldi, Pasquale                                       Legal Fees                                      2,000
   Schreeder Wheeler & Flint                               Legal Fees                                     24,111
   Shapiro & Guinot                                        Legal Fees                                     61,567
   Singleton, Jere                                         Legal Fees                                      2,000
   Stoops & Kloberdanz PLC                                 Legal Fees                                      5,350
   The Styron Law Firm                                     Legal Fees                                        776
   White,Koch,Kelly & McCarthy, P.A.                       Legal Fees                                         38
   Whiteford Taylor                                        Legal Fees                                    272,199
   Willkie Farr                                            Legal Fees                                    155,157
   Wolcott Rivers Wheary Basnight & Kelly, PC              Legal Fees                                     16,978
   Zuckerman Spaeder LLP                                   Legal Fees                                      1,924
                                                                                                      ----------
                                                           Legal & Professional                       $5,794,576
                                                                                                      ==========

17.    QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:
       Monthly Disbursements:                      For the month of December:
       (calendar quarter)                          Quarter 4 fees paid   None
                                                                       --------

                                                                      Form No. 5
                                                                        (page 6)
VERIFICATION

       I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief . The business of the Debtors is complex. The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The Debtors' independent auditors, Deloitte & Touche LLP, are currently performing an audit of the Debtors financial statements for the fiscal year ended December 31, 2001. The unaudited financial information submitted herein is subject to the continuing review of the Debtors, which is ongoing as a result of, among other things, the audit being conducted by Deloitte & Touche LLP, and is subject to revision and adjustment. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather the Debtors' current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

Dated:                  May 10, 2002
                  ------------------------

                  DEBTOR IN POSSESSION

By:               /s/ Lawrence E. Young
                   ---------------------

Name/Title:       Lawrence E. Young CFO
                  ------------------------------------------

Address:          1781 Park Center Drive, Orlando, Florida 32835
                  ----------------------------------------------

Telephone:              (407) 532-1000
                  -------------------------


REMINDER:  Attach copies of debtor in possession bank statements.
--------

NOTE: Due to the number of bank accounts, no bank statements have been attached. See Attachment D for bank account listing.

--------------------------------------------------------------------------------

                                  ATTACHMENT A
                                  ------------
                           To Monthly Operating Report
                     Sunterra Corp., et al., December, 2001
                     --------------------------------------

         The following motions to sell assets of the Debtors were pending during the month of December 2001:

                  Motion for (I) Approval of Sale of Real Property and Related Assets Free and Clear of Liens and Encumbrances, and (II) Assumption and Assignment of Executory Contracts (Carambola Beach Resort, St. Croix) (filed June 15, 2001); and

                  DIP Motion for Order Authorizing the Sale of Remaining Timeshare Intervals Free and Clear of Liens, Claims and Encumbrances (Villas on the Lake Property in Lake Conroe, Texas) (filed November 29, 2001) (Order entered December 21,
                  2001).

         Also in December, 2001, the Debtors may have disposed of certain assets pursuant to the Order Authorizing The Sale And/Or Abandonment Of Miscellaneous Assets Including But Not Limited To Certain Furniture, Fixtures And Equipment, entered by the Court on September 14, 2000. (All of the pleadings referred to above are on file with the Clerk's Office).

         The Debtors may also have disposed of certain assets in the ordinary course of business in December 2001.

Sunterra Resorts Policy Register 2001 - 2002                        Attachment B
--------------------------------------------

Type of              Company &          Policy
Coverage             Policy Number      Period   Limits/Deductible                    Premium        Comments
--------             -------------      ------   -----------------                    -------        --------
Primary General      American Safety    8/1/01-  $2,000,000 Aggregate per ;           $  263,194     McGriff Broker
Liability            Risk Retention     3/1/02   location                                            Covers all Sunterra Corp's.
                                                 $2,000,000 Products/                                locations except Lake
                                                 Completed Operations                                Arrowhead, Hawaii resorts
                                                 Aggregate;                                          and St. Maarten resorts
                                                 $1,000,000 Personal &
                                                 Advertising Injury;
                                                 $1,000,000 Each Occurrence;
                                                 $50,000 Fire Legal;
                                                 $1,000,000 EBL;
                                                 $1,000,000 Liquor Liability;
                                                 $5,000 Deductible
General Liability    American Safety    8/1/00-  Covers $5,000 per occurrence         $  175,000     McGriff Broker
Stop Loss            Risk Retention     2/28/02  deductible on the primary G/L
Aggregate Fund                                   policy for 12 months
Umbrella Policy      National Union     3/1/01-  $50M each occurrence/$50M            $  175,000     Rated A++XV
                     Fire Ins. Co.      3/1/02   aggregate where applicable;
                     (AIG)                       Excess of scheduled underlying
                     BE8710004                   policy(ies) Auto, GL & DIC
Excess Umbrella      Ohio Casualty      3/1/01-  $50M each occurrence/ $50M           $   50,000     Rated AXI
Policy               Insurance Co.      3/1/02   aggregate where applicable;
                     EOC52824758                 Excess of $50M each
                                                 occurrence / $50M aggregate
                                                 Auto, GL & DIC
Foreign Liability    Fireman's Fund     3/1/01-  $1,000,000 Commercial GL;            $   74,434     Covers claims brought
DIC                  Insurance          3/1/02   $1,000,000 Contingent Auto                          against Sunterra Corp. and
General Liability    Company                     Liability;                                          subsidiaries for claims/
Cover                #IDC000845137               $1,000,000 Employers Liability                      accidents occurring outside
                     61                                                                              the USA which are litigated/
                                                                                                     filed in the USA.
                                                                                                     Rated A++XV
Property Policy      Lloyds of          3/1/01-  $2.5 million annual aggregate        $1,684,802     McGriff Broker
                     London             3/1/02                                                       Covers all Sunterra Corp's.
                     168603M                                                                         owned or managed resorts,
                                                                                                     except for Lake Arrowhead
                                                                                                     and the St. Maarten resorts
Property Policy      Lloyds of          3/1/01-  $2.5 million excess of $2.5          $  947,702     McGriff Broker
                     London             3/1/02   million annual aggregate for all                    Excess property covers 2/nd/
                     168602M                     perils, separately for Flood and                    layer; $5 million in combined
                                                 Earthquake                                          property, business
                                                                                                     interruption and continuing
                                                                                                     expenses coverage. This
                                                                                                     policy will drop down and
                                                                                                     become primary if the above
                                                                                                     policy limits are exhausted.
Property Policy      Westchester        3/1/01-  $20 million excess of $2.5           $  400,142     McGriff Broker
                     Surplus Lines      3/1/02   million per occurrence, which in                    Excess property covers 3/rd/
                     Insurance Co.               turn excess of $2.5 million                         layer; $25 million in
                     WXA662745-0                 annual aggregate for all perils                     combined property, business
                                                 annually separately for Flood                       interruption and continuing
                                                 and Earthquake                                      expenses coverage

Sunterra Resorts Policy Register 2001 - 2002                        Attachment B
--------------------------------------------

Type of            Company &        Policy
Coverage           Policy Number    Period      Limits/Deductible                     Premium      Comments
--------           -------------    ------      -----------------                     -------      --------
Property Policy    Royal Surplus    3/1/01-     $100 million excess $22.5             $179,012     McGriff Broker
                   Lines -          3/1/02      million except California                          Excess property 4/th/ layer; $125
                   KHD317915                    Earthquake ($30 million excess                     million in combined property,
                                                $22.5 million per occurrence,                      business interruption and
                                                which in turn excess of $2.5                       continuing expenses coverage
                                                million annual aggregate for all
                                                perils)
Property Policy    TIG Specialty    3/1/01-     $5 million excess of $5 million       $142,157     Wind Flood Hail Coverage for
                   Ins. Co.         3/1/02      per occurrence for wind, hail                      U.S. Virgin Islands
                   XPT39205273                  and flood USVI
Property Policy    Fulcrum          3/1/01-     $5 million excess of $10 million      $63,182      Wind Flood Hail Coverage for
                   Insurance Co.    3/1/02      per occurrence for wind, hail                      U.S. Virgin Islands
                   240230-2001                  and flood USVI
Boiler and         Travelers        3/1/01-     $45,000,000                           $6,027       McGriff Broker
Machinery          Insurance        3/1/02                                                         Covers all Sunterra Corp.'s
Coverage           Company                                                                         locations and resorts except
                   #BMGM5J273K                                                                     St. Maarten and Lake Arrowhead;
                   099611L01                                                                       $45   million excess of the
                                                                                                   primary Lloyds property policy.
HOA D&O Policy     National Union   11/1/01-    $5,000,000 limit                                   Marsh Broker
                   Fire Insurance   11/1/02     $5,000 deductible                                  Individual D&O policies for HOA
                   Co. #004738335                                                                  Boards
                                                                                      $3,100       AOAO Poipu Point
                                                                                      $3,100       AOAO Hawaiian Monarch
                                                                                      $2,100       Breakers of Ft. Lauderdale
                                                                                                   Condo Assoc.
                                                                                      $3,100       Bent Creek Golf Village Condo
                                                                                                   Assoc. Inc.
                                                                                      $2,100       Carambola Beach Resort Owners
                                                                                                   Assoc. Inc.
                                                                                      $3,100       Coral Sands of Miami Beach
                                                                                                   Timeshare Assoc. Inc.
                                                                                      $3,100       Gatlinburg Town Square Resort
                                                                                                   Condo II Assoc.
                                                                                      $3,100       Gatlinburg Town Square Members
                                                                                                   Assoc.
                                                                                      $3,100       Gatlinburg Town Square Master
                                                                                                   Assoc.
                                                                                      $3,100       Grand Beach Resort Condo Assoc.
                                                                                      $3,100       Greensprings Plantation Resort
                                                                                                   Owners Assoc.
                                                                                      $2,100       Lake Tahoe Vacation Ownership
                                                                                                   Resort Owners' Assoc.
                                                                                      $3,100       Mountain Meadows Timeshare
                                                                                                   Owners' Assoc.
                                                                                      $3,100       Plantation at Fall Creek Condo
                                                                                                   Assoc.
                                                                                      $3,100       Poipu Point Vacation Owners'
                                                                                                   Assoc.
                                                                                      $2,100       Polynesian Isles Resort Condo
                                                                                                   IV Assoc.
                                                                                      $2,100       Polynesian Isles Resort Master
                                                                                                   Assoc.

Sunterra Resorts Policy Register 2001 - 2002                        Attachment B
--------------------------------------------

Type of             Company &          Policy
Coverage            Policy Number      Period        Limits/Deductible          Premium         Comments
--------            -------------      ------        -----------------          -------         --------
HOA D&O Policy -    National Union     11/1/00-      $5,000,000 limit                           Marsh Broker
Continued           Fire Insurance     11/1/01       $5,000 deductible                          Individual D&O policies for
                    Co. #004738335                                                              HOA Boards
                                                                                $  5,100        Polynesian Isles Resort
                                                                                                Condo Assoc.
                                                                                $  3,100        Powhatan Plantation
                                                                                                Owners Assoc.
                                                                                $  2,100        The Ridge on Sedona Golf
                                                                                                Resort Owners' Assoc.
                                                                                $  3,100        Ridge Pointe Property
                                                                                                Owners Assoc.
                                                                                $  3,000        Scottsdale Villa Mirage
                                                                                                Resort Owners' Assoc.
                                                                                $  3,100        Sedona Springs Resort
                                                                                                Owners' Assoc.
                                                                                $  2,100        Sedona Summit Resort
                                                                                                Owners' Assoc.
                                                                                $  3,100        Town Village Resort Condo
                                                                                                Assoc., Inc.
                                                                                $ 9,1700        Scottsdale Villa Mirage
                                                                                                Resort Condo Assoc. Inc.
                                                                                $  3,100        Vacation Timeshare Owners
                                                                                                Assoc.
                                                                                $  2,100        Villas de Santa Fe Condo
                                                                                                Assoc.
                                                                                $  2,100        Villas on the Lake Owners
                                                                                                Assoc.
Corporate           Genesis            1/27/01-      $10,000,000                $100,000        Marsh Broker
Directors &         Insurance Co.      1/27/02                                                  Extended period for reporting
Officers            #YB001931A                                                                  coverage for policy that
Tail coverage                                                                                   expired 1/27/01
Corporate           Genesis            1/27/01-      $10,000,000 x 15 million   $ 50,000        Marsh Broker
Directors &         Insurance Co.      1/27/02                                                  Extended period for reporting
Officers            #YXB001937                                                                  coverage for policy that
Tail coverage                                                                                   expired 1/27/01
Corporate           Twin City Fire     1/27/01-      $5,000,000 x 10 million    $ 35,000        Marsh Broker
Directors &         Insurance Co.      1/27/02                                                  Extended period for reporting
Officers            (Hartford) #NDA                                                             coverage for policy that
Tail coverage       0131223-00                                                                  expired 1/27/01
Corporate           Genesis            1/27/01-
Directors &         Insurance Co.      1/27/02       $5,000,000 Primary         $647,500
Officers            #YXB002299
Corporate           Gulf Insurance     1/27/01-      $5,000,000 X $5,000,000    $323,750
Directors &         Company            1/27/02
Officers            #GA0723854
Corporate           Twin City Fire     1/27/01-      $5,000,000 X $10,000,000   $242,813
Directors &         Insurance Co.      1/27/02
Officers            (Hartford) #NDA
                    0131223-01
Corporate           Greenwich          1/27/01-      $5,000,000 X $15,000,000   $160,000
Directors &         Insurance Co.      1/27/02
Officers            (XL - Capitol)
Corporate           Clarendon          1/27/01-
Directors &         National           1/27/02       $5,000,000 X $20,000,000   $150,000
Officers            Insurance Co.
                    (MAG)

Sunterra Resorts Policy Register 2001 - 2002                        Attachment B
--------------------------------------------

Type of             Company &          Policy
Coverage            Policy Number      Period        Limits/Deductible                  Premium         Comments
--------            -------------      ------        -----------------                  -------         --------
Professional        Philadelphia       6/1/01-       $5,000,000                         $84,802         Marsh Broker
Liability E&O       Indemnity          6/1/02        $10,000 deductible                                 E&O coverage for mortgage
                    HCL 2002942                                                                         banking, resort management
                                                                                                        and independent brokers by
                                                                                                        endorsement
Workers             Legion             6/15/01-      $1,000,000 limit per accident;     $803,916        McGriff Broker
Compensation        Insurance          6/15/02       $1,000,000 Disease policy limit;                   Covers all states except
All Other States    TBA                              $1,000,000 Disease - each                          Hawaii, Nevada, Washington
                                                     employee                                           and U.S. Virgin Islands
Workers             TIG Insurance      6/15/01-      $1,000,000 limit per accident;     $365,475        Marsh Honolulu broker
Compensation                           6/15/02       $1,000,000 Disease policy limit;                   Coverage Hawaii locations -
Hawaii                                               $1,000,000 Disease - each                          Marc, Embassy Poipu,
                                                     employee                                           Kaanapali and Sunterra
                                                                                                        Pacific resorts
EPL                 Lexington          4/8/01-       $15,000,000 each insured           $316,295        Marsh
                    #1052315           4/8/02        event limit                        (does not       EPL coverage extends to
                                                     $15,000,000 total aggregate        include         independent contractors and
                                                     policy period limit                E&S or          claims against Sunterra for
                                                     $100,000 deductible                other           acts of independent
                                                                                        applicable      contractors
                                                                                        taxes)
Sunterra            St. Paul Fire &    4/09/01-      $1,000,000 single limit;           $70,734         McGriff Atlanta
Automobile          Marine             4/09/02       $5,000 per accident deductible;    AOS
Policy &            CA00101153                       $200,000 garagekeepers liab.       $16,464 FL
Garage-             CA00101154 FL                    $2,500 GK Collision deductible;    $29,941 Va
keepers             CA00101152 Va                    $500 GK Comprehensive              $865 USVI
                    CA00101155                       deductible
                    USVI
Hawaii              TIG Insurance      3/01/01-      $1,000,000 bodily injury per       TBD             Marsh Honolulu broker
Automobile          Co.                3/01/02       incident;
Liability Policy                                     $1,000,000 property damage
                                                     per incident;
                                                     $500/$500 collision/
                                                     comprehensive deductible;
                                                     $1,000,000 limit;
                                                     $1,000 deductible
                                                     $20,000/$40,000 non-stacked
                                                     Uninsured/underinsured
                                                     motorist
Hawaii GL Policy    TIG Insurance      3/1/01-       $1,000,000 each occurrence         $240,000        Marsh Honolulu broker
                    Co.                3/1/02        $50,000 fire damage
                                                     $5,000 medical expenses
                                                     $1,000,000 personal injury
                                                     $2,000,000 general aggregate
                                                     $2,000,000 products/completed
                                                     operations aggregate
                                                     $1,000 deductible
General Liability   TIG Insurance      3/1/01-       $2,000,000 aggregate               $8,792          McGriff Broker
Ridge Spa and       Co.                3/1/02        $1,000,000 occurrence                              Separate policy for spa and
Racquet Club        #T70037500512                    $300,000 fire damage                               health club
                    04                               $5,000 medical expense

Sunterra Resorts Policy Register 2001 - 2002                        Attachment B
--------------------------------------------

Type of               Company &            Policy
Coverage              Policy Number        Period      Limits/Deductible                    Premium      Comments
--------              -------------        ------      -----------------                    -------      --------
Marina Operators      Commercial           5/1/01-     $1,000,000 protection and            $   20,500   McGriff Broker
Liability             Union Insurance      5/1/02      indemnity                                         Plantation at Fall Creek,
                      CZJH20890                        $1,000,000 rental liability                       Villas on the Lake,
                                                       $100,000 per vessel Bailees                       Powhatan Plantation
                                                       $1,000,000 per occurrence                         Campground and Marina
                                                       Bailees
                                                       $1,000 deductible
Comprehensive         National Union       2/28/01-    $200,000 single loss                 $    2,500   Marsh Broker
3D Policy             Fire Insurance       2/28/02     $2,500 deductible single loss                     Employee dishonesty
(#10/81) for          Co.                                                                                Coverage
Island Colony         #860-60-05
Comprehensive         National Union       2/18/01-    $200,000 single loss                 $    2,500   Marsh Broker
3D Policy             Fire Insurance       2/18/02     $2,500 deductible single loss                     Employee dishonesty
(#10/81) for          Co.                                                                                Coverage
Poipu Point           #008-606-508
Blanket Crime         National Union       9/1/01-     $3,000,000                           $   30,012   Marsh Broker
Policy                Fire Insurance       8/31/02     $25,000 deductible                                Covers all Sunterra Corp.
                      Co. of                                                                             locations and managed
                      Pittsburgh, PA                                                                     locations
                      #473-30-27
St. Maarten           Allianz Royal        7/12/01-    $43,603,000 loss limit               $1,210,956   McGriff Atlanta
Property              Nederland            7/12/02     $10,000 deductible per
Insurance                                              occurence
                                                       2% TIV deductible for flood and
                                                       wind
Boiler &              Travelers            7/12/01-    $30,000,000                          $   13,100   McGriff Atlanta
Machinery             Insurance            7/12/02
St. Maarten           Company
                      BMG532X4032
Foreign Liability     Zurich               7/12/01-    $1,000,000 aggregate                 $   11,000   McGriff Atlanta
Contingent                                 7/12/02     $500,000 each occurrence
Automobile                                             $1,000,000 fire legal
Liability                                              $1,000,000 liquor liability
Garagekeepers
Innkeepers
St. Maarten
Business Travel       Unum Policy #        5/01/01-    $5,000,000 aggregate limit of        $    8,280   Aon Consulting, Inc.
Accident Policy       GTA23207             5/01/02     liability
Basic Life            Prudential           1/01/01-    1 X Salary to $1,000,000
Insurance             Healthcare           12/31/01
                      Contract #76976
Supplemental          Prudential           1/01/01-    1, 2, or 3 X Salary to $1,000,000
Life Insurance        Healthcare           12/31/01
                      Contract #76976
AD&D                  Prudential           1/01/01-    50% to $100,000
                      Healthcare           12/31/01
                      Contract #76976
Short Term            Prudential           1/01/01-    60% to $1,000
Disability            Healthcare           12/31/01
                      Contract #76976
Long Term             Prudential           1/01/01-    50% to $10,000
Disability            Healthcare           12/31/01
                      Contract #76976
Dental                MetLife Contract     1/01/01-    $50/$150 deductible;                              In-Network: 100% / 80% /
                      #300151              12/31/01    $1,500 annual maximum;                            50% /50%
                      (insured)                        $50 orthodontia deductible;                       Out-of-Network: 80% / 60% /
                                                       $2,000 orthodontia maximum                        30% / 50%

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of December 31, 2001

Property Name              Acct. Title                                Bank Name                    Bank Account #     ABA#
----------------------------------------------------------------------------------------------------------------------------
Bent Creek                 Bent Creek Golf Course                     Mountain National Bank        104006440
Carambola                  IES E/A for Carambola Beach                Chase Manhattan              726-1-099985    021000021
                           Resort
Coral Sands                SWF E/A for Signature Resorts Inc.         Bank of America              003064479205    063100277
                           (Coral Sands Resort)
Coral Sands                Coral Sands Resort                         Harbour Bank                  0140420282     051405463
Cypress Pointe             Petty Cash - Spiffs                        First Union National Bank    2090000321205   063000021
Cypress Pointe             SWF for Sunterra Corp. (Cypress            First Union National Bank    2000004380326   063107513
                           Pointe) Escrow
Cypress Pointe             UBOC Presales @ SWF -SWF LLP               First Union National Bank    2000002004219   063107513
                           E/A for Cypress Pointe Resort-
                           Special Holding A/C
Cypress Pointe             Cypress Pointe Resort II                   Harbour Bank                  0140420209     51405463
EVR Grand Beach            SWF E/A for Grand Beach Resort             Bank of America              003064413944    063000047
                           LP
EVR Grand Beach            UBOC Presales @ SWF - IES                  Bank of America              003064413957    063000047
                           Custodian for Sunterra Corp (GBR
                           Special Holding Acct)
EVR Grand Beach            Petty Cash - Resort Marketing              First Union National Bank    2090000740365   063000021
EVR Grand Beach            SWF E/A for Grand Beach Resort             First Union National Bank    2090001812807   063000021
                           LP Tax Escrow
EVR Lake Tahoe             Lake Tahoe Resort Partners, LLC            Wells Fargo Bank              0059011684     121000248
EVR Lake Tahoe             RMI, Inc. Lake Tahoe Payroll  Acct         Wells Fargo Bank              0901069161     121000248
EVR Lake Tahoe             Resort Marketing International             Wells Fargo Bank              0901069187     121000248
EVR Tahoe                  Embassy/Lake Tahoe Sunterra                Chicago Title Ledger
                           Escrow Trust
Fall Creek                 SWF LLP E/A for Sunterra                   Bankeof America              002863355107    081000032
                           Corporation (Plantation at Fall
                           Creek)
Fall Creek                 SWF LLP E/A for Signature Resorts          Commercial Fed Bank          000055546341    304072080
                           Inc. (Sunterra-Branson)
Flamingo                   SWF E/A for AKGI-St Maarten NV             First Union National Bank    2090001067487   063000021
Flamingo                   SWF                                        First Union National Bank    2090001067487   63000021
Flamingo Beach             French Franc's                             Banque Francaise Commerciale  60214839088      N/A
Flamingo Beach             French Usds                                Banque Francaise Commerciale  60639999040      N/A
Flamingo Beach             Developer                                  First Union National Bank    2000009376937   063000021
Flamingo Beach             Merchant                                   Windward Island Bank           20018209        N/A
Flamingo Beach             Operating                                  Windward Island Bank           20018100        N/A
Flamingo Beach             Payroll Usd                                Windward Island Bank           20018002        N/A
Flamingo Beach             Payroll Naf                                Windward Island Bank           20145702        N/A
Gatlinbug (Bent Creek)     Resort Marketing International Inc./       First Union National Bank    2000010996393   063000021
Gatlinburg (Bent Creek)    IES E/A for Bent Creek                     Bank First                     04806220      064204198
Gatlinburg (Bent Creek)    IES E/A Bent Creek-Special                 Bank First                     04813197      064204198
                           Holding Account
Gatlinburg (Bent Creek)    Sunterra Resorts, Inc.                     Mountain National Bank         104004783     064208437
Gatlinburg (Town Square)   IES E/A for Town Square                    Bank First                     04806476      064204198
Gatlinburg (Town Square)   UBOC Presalse @ SWF - IES E/A              Bank First                     04813200      064204198
                           Gatlinburg Town Square-Special
                           Holding Account
Gatlinburg (Town Village)  IES E/A for Town Village                   Bank First                     04807618      064204198
Greensprings               Greensprings Associates Escrow             Bank of America              004130354431
                           Account
Harbour Lights             Resort Mktg. Intl. Harbour Lights          Wells Fargo Bank              0087-588356      14003
                           Trust Acct.
Northern VA Sales Ctr.     Springfield Escrow Account                 Bank of America              004112989829
Plantation at Fall Creek   Gifting                                    Bank of America              002863355107
Polynesian Isles           SWF E/A for Polynesian Isles               First Union National Bank    2000001995578   063000021

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of December 31, 2001

Property Name             Acct. Title                              Bank Name                   Bank Account #         ABA#
--------------------------------------------------------------------------------------------------------------------------------
Powhatan                  Powhatan Associates Escrow Account       Bank of America              004112989170
Ridge at Sedona (see      IES, Inc. Escrow Agent for The           Bank of America               252-962160        122101706
Sedona G/l)               Ridge
RMI Carlsbad              RMI Carlsbad Phone Center                Wells Fargo Bank              0644506362        121000248
RMI Carslbad              Restricted CD - Carlsbad Encore          First Union National Bank    2000009398740       63000021
RMI Orlando               Premier Vacations Inc                    Amsouth Bank                  3720096828         63104668
RMI Orlando               Resort Marketing International Inc       First Union National Bank    2000010996380      063000021
                          Operating Account
Roundhill- Tahoe          RMI,Inc. Brokers Acct.                   Wells Fargo Bank              2002871663        121000248
Royal Dunes               Port Royal Resort LP-SWF                 First Union National Bank    2010000250673      053207766
                          Attorney/Escrow Agent
Royal Palm                SWF E/A for AKGI-St Maarten NV           First Union National Bank    2090001067490      063000021
Royal Palm                SWF E/A for AKGI-St Maarten NV           First Union National Bank                        63000021
Royal Palm                Merchant                                 Windward Island Bank           20017310            N/A
Royal Palm                Operating                                Windward Island Bank           20017201            N/A
Royal Palm                Payroll Naf                              Windward Island Bank           20145604            N/A
Royal Palm                Payroll Usd                              Windward Island Bank           20017103            N/A
San Luis Bay              San Luis Bay Trust                       Wells Fargo Bank              0468864627        121000248
San Luis Bay
Santa Fe                  Santa Fe EscrowTerritorial Title &       Bank of America              004271416775       107000327
                          Abstract
Santa Fe                  IES, Inc. Escrow agent for Villas de     Bank of America              004676660029       122101706
                          Santa Fe
Savoy                     SWF E/A for Signature Resorts Inc.       First Union National Bank    2020000608477      063107513
                          (The Savoy on South Beach)
Scottsdale                IES, Inc. Escrow Agent for               Bank of America               252-962179        122101706
                          Scottsdale Villa Mirage
Scottsdale Villa Mirage   All Seasons Realty Inc SVM Function      Bank One Arizona               2323-6529        122100024
                          & Activities
Scottsdale Villa Mirage   Resort Marketing Int'l                   Bank One Arizona               2017-4235        122100024
Scottsdale Villa Mirage   Resort Marketing Int'l                   Bank One Arizona               2017-4207        122100024
Scottsdale Villa Mirage   Scottsdale Villa Mirage Gifting          Bank One Arizona               2364-5629        122100024
Scottsdale Villa Mirage   Scottsdale spiff                                                        0441-4497        122100024
Sedona                    Int'l Escrow Services, Inc. (Not an      Bank One                       3198-7602       122.100.024
                          Escrow)
Sedona Properties         RMI Payroll                              Bank One Arizona               2751-0916        122100024
Sedona Properties         RMI Comm                                 Bank One Arizona               2363-9077        122100024
Sedona Properties         All Seasons                              Bank One Arizona               0768-8821        122100024
Sedona Properties         All Seasons Realty Inc-Functions Acct    Bank One Arizona               1005-8089        122100024
Sedona Properties         All Seasons Realty-Activities Clearing   Bank One Arizona               0768-9453        122100024
                          Acct
Sedona Properties         Ridge at Sedona Golf Resort              Bank One Arizona               2750-9886        122100024
Sedona Properties         Ridge at Sedona Golf Resort              Bank One Arizona               2750-9907        122100024
Sedona Properties         All Seasons - gifting                    Bank One Arizona               2248-4624        122100024
Sedona Springs            IES, Inc. Escrow Agent for Sedona        Bank of America               252-962208        122101706
                          Springs
Sedona Summit             IES, Inc. Escrow Agent for Sedona        Bank of America               252-962195        122101706
                          Summit
St. Croix - Carambola     Hotel Merchant                           The Bank of Nova Scotia         856-18          101606216
St. Croix - Carambola     Hotel Operating                          The Bank of Nova Scotia         965-12          101606216
St. Croix - Carambola     RMI Carambola Property Payroll           The Bank of Nova Scotia         861-18          101606216
St. Croix - Carambola     Capital Reserve                          The Bank of Nova Scotia         962-10          101606216
St. Maarten, NV                                                    Windward Island Bank           20016901            N/A
Steamboat                 Brokerage Trust Account                  Vectra Bank                   4810007148          20031
Sunterra Corporation      Chase Credit Card Reserve                Chase Manhattan               No Account
Sunterra Corporation      Signature Resorts Inc                    Fidelity Investments        0059-0080390248     021000018
Sunterra Corporation      Sunterra Corporation, Credit Card        First Union National Bank    2000008319869      063000021
Sunterra Corporation      Signature Resorts Inc                    First Union National Bank    2090002393011      063000021
Sunterra Corporation      Sunterra Corporation-Operating           First Union National Bank    2000008319856      063000021
Sunterra Corporation      Sunterra Corporation-Payroll             First Union National Bank    2000008319953      063000021

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of December 31, 2001


Property Name             Acct. Title                              Bank Name                   Bank Account #       ABA#
--------------------------------------------------------------------------------------------------------------------------------
Sunterra Corporation      International Timeshares SWF E/A         First Union National Bank     2090002245732    063000021
                          for International Time Inc.

Sunterra Corporation      Reserve Sunterra Centre                  First Union National Bank     2000010014042     63000021
Sunterra Corporation      Savoy Reserve                            Saloman Smith Barney        224-90535-19-315   021000021
Sunterra Corporation      Steamboat Reserve                        Saloman Smith Barney        224-90517-11-315   021000021

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2001

                                                                          Total
                                                                   Consolidated
Legal entity                                                           Sunterra
Bankruptcy filing number                                            Corporation
                                                                    -----------
Assets:
-------
Cash and cash equivalents                                        $    8,542,262
Cash in escrow and restricted cash                                   71,347,863
Mortgages receivable, net                                           159,977,453
Retained interests                                                   15,973,946
Intercompany receivable                                              93,559,608
Due from related parties                                             (1,108,345)
Other receivables, net                                                5,781,018
Income tax refund receivable                                            989,624
Prepaid expenses and other assets                                    15,682,179
Investment in joint ventures                                            413,667
Assets held for sale                                                 11,323,780
Real estate and development costs                                   151,872,835
Property and equipment, net                                          35,989,557
Intangible assets, net                                                1,760,666
                                                                 --------------

                                                                 $  572,106,113
                                                                 ==============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           $   72,631,436
Notes payable subject to compromise                                 640,233,733
Accounts payable not subject to compromise                           11,753,319
Accrued liabilities                                                 109,236,884
Notes payable not subject to compromise                              95,884,345
Deferred income taxes                                                (1,182,729)
                                                                 --------------
                                                                    928,556,988

Stockholders' equity                                               (356,450,875)
                                                                 --------------

Total liabilities and equity                                     $  572,106,113
                                                                 ==============

  Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2001

                                                                        Total
                                                                 Consolidated
Legal entity                                                         Sunterra
Bankruptcy filing number                                          Corporation
                                                                  -----------
Revenues:
---------
Vacation interests sales                                       $   26,713,558
Interest income                                                     2,900,307
Other income (loss)                                                19,096,719
                                                               --------------
     Total revenues                                                48,710,584
                                                               --------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                    8,619,602
Advertising, sales and marketing                                   10,130,447
Provision for doubtful accounts                                     9,452,557
Loan portfolio expenses                                               981,071
Maintenance fees and subsidies                                        200,066
General and administrative                                         21,205,986
Depreciation and amortization                                       1,455,243
                                                               --------------
Total costs and operating expenses                                 52,044,972
                                                               --------------

Income (loss) from operations                                      (3,334,388)

Interest expense                                                     (220,495)
Other nonoperating expenses                                                 -
Realized (gain) on available-for-sale securities                            -
Equity (gain) on investment in joint ventures                               -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                 (1,757,328)
     Interest (Income)                                               (106,790)
     Professional Services                                         13,751,991
                                                               --------------

Income (loss) before provision for taxes                          (15,001,766)

Provision for income taxes                                          1,601,713
                                                               --------------
Net income (loss)                                              $  (16,603,479)
                                                               ==============

 Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001

                                                                    Total
                                                             Consolidated
                                                                 Sunterra
                                                              Corporation
                                                              -----------
Beginning Cash Balance                                      $   1,719,298 (a)

Interest Income on full DIP draw                                  109,996

Deposit/Collection:
-------------------
Encore                                                             74,361
Rental Income                                                      69,949
Tour Sales                                                         91,553
Closing Costs                                                      10,775
Operating Refunds                                                 282,671
Conversions                                                         2,299
Golf Course Revenues                                                9,871
Escrow Funds                                                    2,104,509
Sunterra's Collections on Mortgages Receivable                  3,252,500
Sunterra Finance Servicing Fee Income                              91,779
Tax Refunds                                                       437,919
Employee Payroll Deduction Reimbursement                           91,472
Non-Debtor Reimbursements                                         690,770
                                                            -------------

    Subtotal-Deposit/Collection Inflows                         7,320,425

Resort Operating & Payroll Balances (added back)                2,060,441

Other:
------
Asset Sales                                                     3,913,786
DIP Financing                                                   4,670,757
Other                                                           2,517,510
                                                            -------------

Total Cash Inflows                                             20,482,919

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001
                                                                           Total
                                                                    Consolidated
                                                                        Sunterra
                                                                     Corporation
                                                                     -----------
Outflows:
--------
Operating-Corporate                                                   1,300,028
Operating-Sunterra Finance                                              484,285
Operating-Premier                                                         4,152
Operating-Carlsbad                                                       11,065
Operating-Resorts                                                     1,627,977
Payroll-Corporate                                                       678,149
Payroll-Sunterra Finance                                                365,035
Payroll-Carlsbad                                                         17,316
Payroll-Resorts(S&W)                                                  1,366,384
Commissions-Post                                                        599,981
HOA Subsidies & Maintenance Fees                                        903,581
Health Claims                                                           506,974
Workers' Comp./GL Premiums                                               10,272
Insurance - Coverage Premiums                                           220,099
Property Taxes                                                        2,750,000
IT Equipment Lease                                                      198,235
Professional Fees                                                     5,640,557
DIP Financing Fees                                                    1,500,000
Restricted Cash Transfers                                           (10,003,488)
                                                                    -----------

Total Cash Outflows                                                   8,180,601

Capital Expenditures and Maintenance:
------------------------------------
Construction                                                            179,432
Hurricane Repairs                                                             -

Interest:
--------
Interest Expense on D.I.P.                                              299,922

Other:
-----
Other                                                                 5,000,000
                                                                    -----------

Total Cash Outflows                                                  13,659,955
                                                                    -----------

Ending Cash Balance                                                   8,542,262
Non Cash Adjustments                                                          -
                                                                    -----------
Balance per Cash Flow                                               $ 8,542,262
                                                                    ===========

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001
                                                                           Total
                                                                    Consolidated
                                                                        Sunterra
                                                                     Corporation
                                                                     -----------
Reconciliation:
--------------

Bank Balances:
-------------
First Union                                                           8,133,959
Salomon Smith Barney                                                          -
Resort Cash Accounts                                                  1,162,975
                                                                    -----------
Total Bank Balances                                                   9,296,934

Less Outstanding Checks                                                (754,672)
                                                                    -----------
Total Cash per Balance Sheet                                        $ 8,542,262
                                                                    ============

Difference                                                                    0


Notes to Debtor's Cash Flow:
---------------------------
a)  Beginning cash balance includes Corporate Cash only



The consolidated and legal entities cash flows represent the cash activity in and out of the Corporate main accounts that fund all the individual resort cash accounts and do not reflect cash flow for the individual cash accounts.

Notes with respect to consolidated financial statements for the month of December, 2001

The following notes describe adjustments to the unaudited consolidated financial information of Sunterra Corporation ("Sunterra Corp." or the "Company") previously included in monthly operating reports filed with the Bankruptcy Court for periods in 2000. The adjustments relate principally to accounting policy changes, asset impairments resulting from the reorganization cases, various year-end closing adjustments and the correction of accounting errors. The 2000 adjustments are summarized below. The adjustments are reflected in the accompanying financial statements for December 2001 and will be reflected, to the extent appropriate, in financial statements to be included in monthly operating reports for periods after December 2001.

REVENUE RECOGNITION
--------------------

Reopening of the Rescission Period
----------------------------------

On January 4, 2001, Sunterra Corp. received an order from the bankruptcy court to "provide certain consumers with renewed rescission rights with respect to the sale of timeshare transactions entered into but not consummated fully prior to the petition date and granting related relief." The Company sent registered letters to customers that met these criteria, providing a new rescission period in which to cancel their purchase. Since these purchasers were in the new rescission period at December 31, 2000, all revenue associated with these sales was reversed, unless the sale was previously recognized and reported to the public through either an SEC Form 10-K or 10-Q. The last formal report filed with the SEC was the 10-Q for the quarter ended March 31, 2000. Therefore, all sales contracts subjected to the new rescission period that were recorded after March 31, 2000 were reversed in full and recorded in 2001. All sales related to the accounts in the new rescission period that were recorded before March 31, 2000 but cancelled after March 31, 2000 were recorded as a bad debt. The result of these adjustments was a $32.1 million increase in the reported loss for 2000 and a reduction of the Company's retained earnings as of December 31, 2000.

Leasing Arrangements in St. Maarten Resorts
-------------------------------------------

The Company acquired two resorts in the Netherlands Antilles, Royal Palm Beach and Flamingo Beach, in 1995. Since the acquisitions, the Company has entered into contracts with customers that provide the customers a right to use and occupy a unit under a long-term lease agreement. The timeshare interest leased is for a period of 99 years for Flamingo Beach and an original lease period of 60 years for Royal Palm Beach. The Royal Palm Beach lease contracts expire on December 21, 2050. The Company treated the lease of these interests as a real estate sale and recognized revenue upon the receipt of 10% down and execution of the contract. The Company has changed the recording of these contracts as operating leases. Accordingly, lease revenue has been deferred over the life of the agreement. Direct selling costs associated with these contracts has also been deferred and amortized over the life of the lease agreement. In addition, costs originally charged to cost of goods sold have been reversed and the acquisition of inventory has been capitalized and subject to depreciation. The result of these adjustments is a reduction to the Company's retained earnings as of December 31, 1999 in the amount of $47.3 million. The effect of the corrections on 2000 was to increase the net loss by $ 9.7 million and decrease retained earnings by $57 million on a cumulative basis as of December 31, 2000.

CASH
----

Cash account reconciliation errors were discovered during 2000 that related to 1999. Accordingly, retained earnings as of December 31, 1999 was reduced $1.8 million to correct the errors. The effect of this restatement in 2000 was to reduce the loss previously reported in 2000 by $1.8 million. The net effect of these adjustments did not change the December 31, 2000 retained earnings.

MORTGAGE LOANS
--------------

Allowance for Loan Losses
-------------------------

The Company's evaluation of the allowance for loan losses and the write-off of uncollectible mortgage loans resulted in adjustments that increased the provision for loan losses and increased the net loss in 2000 by $5.9 million and decreased retained earnings by a like amount as of December 31, 2000.

Residual Interests in Loans Sold
--------------------------------

The Company has recorded assets related to retained cash flow interests of loans that have been sold. The value of these residual assets is dependent upon the performance of the loan pools that have been sold. Any variance between the actual performance of the loans and the estimated performance used to determine the original value of the residual asset affects the current value of the assets. Also, as a result of the Company filing for bankruptcy protection, the flow of residual cash to the Company was altered and the value of the residual assets was reduced. The Company also determined that certain errors had been made in the financial models used to estimate the retained interests in 1999. Revaluation of the residual assets as of December 31, 1999 and 2000 resulted in a decrease in reported retained earnings as of December 31, 1999 of $5.0 million; an increase in the loss reported in 2000 of $ 9.6 million and a $14.6 million reduction of retained earnings as of December 31, 2000 on a cumulative basis.

The Company also determined that a recorded residual interest from a separate loan sale prior to 2000 was unsupported, and accordingly recorded a charge to retained earnings as of December 31, 1999 in the amount of $1.4 million to write-off the recorded asset.

Loans and Accrued Interest
--------------------------

The Company determined that the mortgage loan portfolio and the related accrued interest receivable on the loan portfolio had not been accurately reconciled in 1999. Adjustments to correct the related account balances resulted in a decrease to retained earnings as of December 31, 1999 of $1.2 million.

Loan Origination Costs
----------------------

The Company reevaluated its methodology in the estimation and calculation of loan origination costs on mortgage loans originated by the Company. The change in estimate and methodology resulted in an increase in the loss reported in 2000 in the amount of $3.7 million. In addition, adjustments in mortgages receivable, resulted in an adjustment to loan origination costs, reducing 1999 retained earnings by $1.2 million. The total reduction to retained earnings as of December 31, 2000 was $4.9 million.

INVENTORY
---------

Inventory Capitalization of HOA Maintenance Fees and Real Estate Taxes
----------------------------------------------------------------------

The Company's prior accounting policy provided for the capitalization of homeowner's association fees related to maintenance and property taxes during the developer guarantee and subsidy periods. The costs were capitalized as inventory carrying costs. The Company's policy did not contemplate that a project's substantial completion date would exceed a typical subsidy period. Accordingly, the Company believes that costs incurred after the year of acquisition and two subsequent years should be charged to expense when incurred. During the Company's process of reviewing the application of these policies in prior years, it was determined that there were also errors in the original application. These errors resulted in a decrease to retained earnings as of December 31, 1999 of $29.3 million. After this determination, the Company elected to change its method of accounting for these costs to a more preferable method of accounting. This new method charges these costs to expense when incurred. This change resulted in a cumulative charge effective January 1, 2000 in the approximate amount of $18.1 million. The combination of these adjustments, as well as the 2000 year adjustment of $10 million, resulted in a total reduction to retained earnings of $57.4 million.

Capitalization of Interest on Inventory Under Construction
----------------------------------------------------------

The Company capitalized interest on the timeshare property under construction. This interest calculation was applied to the homeowners association fees described in "Inventory Capitalization of HOA Maintenance Fees and Real Estate Taxes" above. As a result of the reduction of these costs from inventory, the capitalized interest was reduced as a charge to the retained earnings as of December 31, 1999 of $ 1 million. In addition, the Company made an adjustment to change the method of accounting for interest on property held for development, but not under construction, that was previously capitalized. This change in accounting has been recorded as of January 1, 2000 as a cumulative effect adjustment of $ 5.8 million. The total of these adjustments, as well as the 2000-year adjustment of $1 million, reduced retained earnings $7.8 million as of December 31, 2000.

Capitalization of Foreclosure Costs in Inventory
------------------------------------------------

The Company capitalized foreclosure costs to inventory. The cost of foreclosing on delinquent mortgages is considered an incidental cost and should be expensed as incurred. The correction of this error resulted in a reduction of retained earnings of $.8 million as of December 31, 1999.

Cost of Inventory Sold
----------------------

As a result of the reduction in inventory costs described above, inventory and the resultant cost of goods sold were reduced to reflect adjusted cost of sale rates. This adjustment resulted in an increase to retained earnings of $3.6 million as of December 31, 2000.

Inventory Recovered
-------------------

Correction of the carrying values to inventory recovered in loan defaults as a result of the inventory errors noted above resulted in a charge to retained earnings as of December 31, 1999 of $ 3.6 million.

Abandonment of Inventory
------------------------

As a result of the bankruptcy, the Company abandoned certain phases or projects that were in process or in the early stages of development. This abandonment resulted in an impairment loss adjustment in 2000 and a reduction to retained earnings of $5.9 million as of December 31, 2000.

Impairment of Inventory
-----------------------

The Company has identified operations that provide the best opportunity for growth. These operations have been identified as core properties. Non-core properties are resorts that do not provide the strategic benefits identified by the Company. The Company obtained independent appraisals on each of the resorts to determine the fair value at December 31, 2000. As a result of these appraisals the Company recorded impairment losses in 2000 on inventory and real estate held for sale and a resultant reduction to retained earnings of $31 million as of December 31, 2000.

Sunterra Japan
--------------

The Company, based on its assessment of "core" versus "noncore" properties, has determined the operations in Japan are noncore properties. The entire operation, inclusive of its four resorts, was sold in March 2002. The Company has recorded an impairment loss adjustment in 2000, which resulted in a reduction of retained earnings of $6.3 million as of December 31, 2000.

Harbour Lights
--------------

The Company had applied for approval to sell timeshare intervals at a resort called "Harbour Lights". The Company never received the approvals to sell timeshare intervals and the operations of the entity reverted back to hotel operations. The elimination of the timeshare plan and conversion of the property to hotel resulted in the recording of additional hotel expenses and depreciation on the property. This adjustment resulted in an increase in the net loss in 2000 and reduction of retained earnings of $1.9 million as of December 31, 2000.

DEFERRED MARKETING COSTS
------------------------

The Company incorrectly deferred marketing costs related to sales in the rescission period and in the unrecognized portion of deferred sales under the percentage of completion accounting method. The Company corrected its accounting policy to defer only directly associated incremental costs incurred to sell timeshare intervals. This change resulted in a reduction to retained earnings of $2.9 million as of December 31, 1999 and an increase to 2000 retained earnings of $.8 million.

PROPERTY AND EQUIPMENT: SWORD System
------------------------------------

The Company purchased a computer software system in 1998. During 1998 through 2000 the Company modified and implemented the new system (known internally as SWORD) to meet its internal needs. The Company capitalized all costs incurred to develop and prepare the SWORD system for its internal use. Certain payroll, payroll related benefit costs and general and administration costs were not eligible for capitalization. In addition, schedules prepared by the Company did not support the total payroll and payroll related costs capitalized. The Company corrected these capitalization errors related to periods prior to December 31, 2000. This correction resulted in a reduction to retained earnings of approximately $7.3 million as of December 31, 1999.

In addition, as a result of the bankruptcy and ongoing issues related to the functionality of the SWORD system, the Company believed the capitalized costs of SWORD were impaired as of December 31, 2000. As a result, the remaining SWORD capitalized costs were written down in 2000 by an impairment charge of $ 24.1 million to a carrying amount deemed by the Company to better reflect the system's ongoing utility and fair value. The cumulative reduction in retained earnings as of December 31, 2000 for these two adjustments amounted to $31.4 million.

Depreciation
------------

As a result of the Company's reevaluation of the costs capitalized to the SWORD system, depreciation expense was adjusted. In addition, the Company evaluated the estimated life of the system. The revised depreciation resulted in a decrease in the net loss in 2000 and an increase to retained earnings of $1 million as of December 31, 2000.

Oracle System
-------------

The Company acquired and implemented certain Oracle software modules during 1998. After implementation of the system, the Company incurred costs to train certain employees on the use of the system. The Company capitalized a portion of these training costs, but the costs should have been recorded as a current period cost. The adjustment as a result of correcting the capitalized portion resulted in a reduction of $1.4 million to retained earnings as of December 31, 1999. Amortization was adjusted $.3 million as a result of these changes as of December 31, 2000.

During the year ended December 31, 2000, the Company abandoned the use of its Oracle payroll system and converted all of its payroll applications to ADP. The impairment adjustment charge as a result of abandoning the payroll system resulted in an increase in the net loss in 2000 and a reduction to retained earnings of $1.1 million as of December 31, 2000.

Soft Costs Capitalized to Computer Hardware Installation and Website Development
--------------------------------------------------------------------------------

A review of certain costs capitalized prior to 2000 related to desktop computers and website development included noncapitalizable items. An adjustment was made to remove these noncapitalizable items and reduce the depreciation expense charged on the noncapitalizable portion, resulting in a net decrease to retained earnings of $2.4 million as of December 31, 1999.

Impairment
----------

As a result of the Company filing bankruptcy in May 2000, certain sales centers, operation locations and administrative offices were closed. Equipment, signage and leaseholds were abandoned. The adjustments related to the impairment or abandonment of these assets resulted in an increase in the net loss in 2000 and a decrease to retained earnings of $1.4 million as of December 31, 2000.

The Company has identified operations, which provide the best opportunity for growth. These operations have been identified as core properties. Non-core properties are resorts that do not provide the strategic benefits identified by the Company. The Company obtained an independent appraisal on each of the resorts to determine the fair value at December 31, 2000. As a result of these appraisals the Company recorded an impairment loss in 2000 on fixed assets related to the non-core properties of $12.9 million which reduced retained earnings by a like amount as of December 31, 2000.

GOODWILL AND OTHER INTANGIBLES
------------------------------

Acquisition of a Tour and Travel Company
----------------------------------------

During 1997, Sunterra purchased a sales and marketing company. As part of the purchase price of this company, a contingent payment of $2.2 million was available to the prior owners. Sunterra loaned the owners the contingent payment at the time of closing. The purchase agreement provided that the former owners would earn this payment subject to the company achieving certain milestones over a two-year period. The company did not meet the milestones and under the terms of the agreement owed the money back to Sunterra. The borrowers defaulted on the note. The proceeds charged-off were originally recorded as additional goodwill but should have been recorded as a bad debt. The adjustment to the recording of this transaction resulted in a decrease to retained earnings of $2.2 million as of December 31, 1999.

Acquisition Costs
-----------------

Sunterra purchased resorts in Europe and an equity investment in a partnership in Hawaii during 1998 and 1997, respectively. In connection with these acquisitions, the Company incurred certain acquisition costs, a portion of which costs were not eligible for capitalization and should have been charged to expense when incurred. In addition, the Company capitalized goodwill in excess of one year from an acquisition related to a sales and marketing company. The correction of these costs, reduced by the correction of the related amortization, resulted in a decrease to retained earnings of $1 million as of December 31, 1999.

Impairment
----------

Non-core properties are resorts that do not provide the strategic incentives identified by the Company. Goodwill associated with the acquisitions of properties now identified, as non-core should have been written-off if deemed non-recoverable in 2000. The goodwill has been reduced by an impairment adjustment. As a result of this impairment adjustment, the net loss in 2000 was increased and retained earnings was decreased by $37.8 million as of December 31, 2000.

Management Contracts
--------------------

During the end of 1999, the Company purchased management contracts from a non-related timeshare company in Florida. The contracts provide for a term of 3 years. The Company's original amortization period was 10 years. An adjustment has been made to provide for amortization over the life of the contracts, resulting in an increase in the net loss in 2000 and a reduction in retained earnings of $1.1 million as of December 31, 2000.

CONSOLIDATION
-------------

The Company owns resorts in the Netherlands Antilles, known as The Royal Palm and the Flamingo. The Royal Palm and Flamingo resorts never formally established an independent owners association. The Company is therefore the legal owner of the resort operations. Accordingly, operations of the two resorts should be consolidated in the Company's financial statements. The consolidation of the homeowners associations for the two resorts resulted in an increase to retained earnings of $.2 million as of December 31, 1999; an increase in the net loss in 2000 of $5.2 million, and a reduction in retained earnings of $5 million as of December 31, 2000 on a cumulative basis.

CLUB
----

The Company established the "Club" program in late 1998. Owners purchase "SunOptions" which provide the owners the opportunity to stay at any of the Club resorts. Each owner's purchase of the SunOptions is collateralized by an interval (real estate) at the owner's home resort. The Company collected proceeds on the conversion of pure interval owners to Club. The company incorrectly offset Club expenses against Club program income. The remaining net revenue was amortized and deferred over a 10-year period. The Company has grossed up the revenue and corrected other errors in its calculation of the conversion revenue deferral. These corrections resulted in a reduction to retained earnings of $1.8 million as of December 31, 1999; an increase in the net loss in 2000 of $1.0 million, and a reduction to retained earnings of $2.8 million as of December 31, 2000 on a cumulative basis.

The Company provided first day incentives to convert customers to Club. These incentives were not recorded in 2000 and resulted in a decrease to retained earnings of $.7 million.

ENCORE PROGRAM
--------------

As inducement for potential customers to visit the resorts, the Company established the "Encore Program". Under this program, customers purchase the equivalent of a one-week stay at one of the Company's resorts. The terms of the contract provide the customer with up to 18 months to use the program for a stay at the resort. The Company recognized the proceeds received under this program as revenue and recorded an estimated fulfillment liability for sales. The Company has evaluated its policy of recording these transactions. As a result of this reevaluation, adjustments were recorded which decreased retained earnings as of December 31, 1999 by $1.2 million; decreased the net loss reported in 2000 by $1.9 million, and increased retained earnings of $ .7 million as of December 31, 2000 on a cumulative basis.

INCOME TAXES
------------

Tax benefits
------------

As a result of the various adjustments discussed herein, additional income tax benefits were recorded which increased the tax benefit and eliminated the deferred tax liability as of December 31, 1999 by $18.2 million. The Company also became aware of an alternative minimum tax refund opportunity for 2000, which was recorded and decreased the loss for 2000 by $ 1.9 million. The total effect to retained earnings amounted to an increase of $20.1 million as of December 31, 2000.

Installment interest
--------------------

During 1996 and 1997, the Company accrued interest expense on installment sales under section 453(l) of the Internal Revenue Code (IRC). There was no accrual made in any year subsequent to 1997. Since the Company did not owe any corporate income taxes, the liability has been corrected. This adjustment resulted in an increase to retained earnings of $2 million as of December 31, 1999.

Tax audits
----------

The Company is under State tax audits for its resorts in Mexico and Hawaii. As a result of negotiations under these audits, the Company has recorded an additional accrual of $2.6 million in 2000 for additional taxes due.

PERCENTAGE OF COMPLETION
------------------------

Through 1998, the Company recorded revenues on intervals that were sold on buildings that were currently under construction on the percentage of completion accounting method. The Company ceased the use of this method in 1999, with the adoption of Club and SunOptions. The Company should have continued under this method in 1999 and future years. The effect of this correction was a reduction to retained earnings of $4.4 million as of December 31, 1999; a decrease in the net loss reported in 2000 by $3.2 million, and a decrease of $1.2 million in retained earnings as of December 31, 2000 on a cumulative basis.

ACCRUALS and ACCOUNTS PAYABLE
-----------------------------


Guarantee on Contracts in Hawaii
--------------------------------

The Company entered into management agreements with non-related parties in Hawaii. Four of these contracts have earnings guarantees. The Company has estimated that these guarantees will result in losses over the term of the contract as a result of the decrease in the Hawaiian economy. The original estimated loss was reevaluated and resulted in an additional loss accrual. The accrual resulted in an increase in the 2000 net loss of $ 1.7 million, and a like decrease to retained earnings as of December 31, 2000.

Guarantee on Contracts acquired from Kosmas
-------------------------------------------

In connection with the acquisition of management contracts from a non-related entity, the Company obtained a contract with an earnings guarantee. The Company has estimated that this guarantee will result in losses over the term of the contract (effective through the permitted contract termination date). The accrual resulted in an increase in the 2000 net loss of $1.2 million and a decrease to retained earnings of $1.2 million at December 31, 2000.

Accrued Mini-vacations and Encore Programs
------------------------------------------

As a result of the bankruptcy, the Company cancelled vacations and extended stays due customers. These customers have filed claims in the bankruptcy court for the vacation stay to which they allege they are entitled. The Company has accrued an estimate of these vacations in the approximate amount of $1.5 million for the mini-vacations and $.3 million for the encore program. This accrual has increased the net loss in 2000 and reduced December 31, 2000 retained earnings by a total of $1.8 million.

Accrued Commissions
-------------------

The Company reconciled the estimated sales commissions due as of December 31, 2000, resulting in an increase in the net loss in 2000 of $1.1 million and an increase in the accrued liability and a decrease in retained earnings of $1.1 million as of December 31, 2000.

OTHER RECEIVABLES and ASSETS
----------------------------


Sunterra Golf LLC
-----------------

The Company sold its ownership interest in Sunterra Golf LLC to a non-related third party. As part of the sales price, the Company accepted a note receivable. The purchaser has not paid the receivable as identified under the terms of the note. As a result, the Company wrote-off the note receivable. This adjustment resulted in a decrease to retained earnings of $1 million as of December 31, 2000.

Caribbean
---------

The Company's properties located in the Caribbean suffered damages as a result of various hurricanes. There were various receivables outstanding with insurance companies as a result of these hurricanes that will not be collected. The Company has written-off these receivables, resulting in a reduction to retained earnings of $1.5 million as of December 31, 2000.

Loans Transferred from SG Cowan Conduit
---------------------------------------

During 2000 it was discovered that defaulted loans returned to the Company during 1999 by a securitization trust had been inadvertently classified as other assets at their face value. An adjustment was recorded to decrease retained earnings as of December 31, 1999 in the amount of $9.3 million to recognize the loan losses-.and decreased the net loss for 2000 by the same amount. The net effect of these adjustments did not change the December 31, 2000 retained earnings.

Other
-----

Various other errors were corrected as of December 31, 1999 relating to improperly capitalized costs or improperly accrued miscellaneous receivables, which resulted in a charge to retained earnings of $1.5 million.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2001

                                                                      Sunterra
Legal entity                                                       Corporation
Bankruptcy filing number                                          00-5-6931-JS
                                                                  ------------
Assets:
-------
Cash and cash equivalents                                        $  35,860,947
Cash in escrow and restricted cash                                   3,234,421
Mortgages receivable, net                                            1,541,836
Retained interests                                                           -
Intercompany receivable                                            309,193,129
Due from related parties                                             3,211,310
Other receivables, net                                              11,552,738
Prepaid expenses and other assets                                    2,190,114
Investment in joint ventures                                           413,667
Real estate and development costs                                   49,056,181
Property and equipment, net                                         18,405,472
Intangible assets, net                                               1,760,666
                                                                 -------------

                                                                 $ 436,420,481
                                                                 =============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                              52,303,134
Notes payable subject to compromise                                577,819,407
Accounts payable not subject to compromise                           4,780,412
Accrued liabilities                                                 25,097,545
Notes payable not subject to compromise                             68,542,157
Deferred income taxes                                               (1,182,729)
                                                                 -------------
                                                                   727,359,926

Stockholders' equity                                              (290,939,445)
                                                                 -------------

Total liabilities and equity                                     $ 436,420,481
                                                                 =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2001


                                                                      Sunterra
Legal entity                                                       Corporation
Bankruptcy filing number                                          00-5-6931-JS
                                                                  ------------
Revenues:
---------
Vacation interests sales                                         $   2,309,001
Interest income                                                              -
Other income (loss)                                                  2,130,577
                                                                 -------------
     Total revenues                                                  4,439,578
                                                                 -------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                     2,611,629
Advertising, sales and marketing                                     2,127,021
Provision for doubtful accounts                                        (85,261)
Loan portfolio expenses                                                   (297)
General and administrative                                              88,555
Depreciation and amortization                                        1,085,224
                                                                 -------------
Total costs and operating expenses                                   5,826,871
                                                                 -------------

Income (loss) from operations                                       (1,387,293)

Interest expense                                                     1,050,899
Other nonoperating expenses                                                  -
Realized (gain) on available-for-sale securities                             -
Equity (gain) on investment in joint ventures                                -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                  (1,757,328)
     Interest (Income)                                                (106,790)
     Professional Services                                          13,751,991
                                                                 -------------

Income (loss) before provision for taxes                           (14,326,065)

Provision for income taxes                                           1,601,713
                                                                 -------------
Net income (loss)                                                $ (15,927,778)
                                                                 =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001

                                                                      Sunterra
Legal entity                                                       Corporation
Bankruptcy filing number                                          00-5-6931-JS
                                                                  ------------
Inflows:
--------
Interest Income on D.I.P.                                         $    109,996

Deposit/Collection
------------------
Encore                                                                     787
Rental Income                                                           49,692
Tour Sales                                                             (30,496)
Closing Costs                                                           10,775
Operating Refunds                                                      (17,772)
Golf Course Revenues                                                     9,871
Escrow Funds                                                           833,402
Sunterra's Collections on Mortgages Receivable                       3,252,500
Tax Refunds                                                            219,859
Employee Payroll Deduction Reimbursement                                26,816
Non-Debtor Reimbursements                                              690,770
                                                                  ------------
    Subtotal-Deposit/Collection Inflows                              5,156,200

Other
-----
Asset Sales                                                          3,913,786
Other                                                                2,517,510
                                                                  ------------
    Total Cash Inflows                                              11,587,496

Outflows:
---------
Operating-Corporate                                                  1,300,028
Operating-Resorts                                                      277,819
Payroll-Corporate                                                      678,149
Payroll-Resorts(S&W)                                                   112,264
Commissions-Post                                                        79,215
HOA Subsidies & Maintenance Fees                                       279,436
Health Claims                                                          506,974
Workers' Comp./GL Premiums                                              10,272
Insurance - Coverage Premiums                                          219,929
IT Equipment Lease                                                     198,235
Professional Fees                                                    5,640,557
DIP Financing Fees                                                   1,500,000
Restricted Cash Transfers                                          (10,003,488)
                                                                  ------------

    Total Cash Outflows                                                799,391

Capital Expenditures & Maintenance
----------------------------------
Construction                                                           143,286

Interest
--------
Interest Expense on D.I.P.                                             299,922

Other
-----
Other                                                                5,000,000
                                                                  ------------
    Total Cash Outflows                                           $  6,242,599
                                                                  ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2001

                                                                    AKGI St.
Legal entity                                                     Maarten, NV
Bankruptcy filing number                                        00-5-6933-JS
                                                                ------------
Assets:
-------
Cash and cash equivalents                                       $  1,017,050
Cash in escrow and restricted cash                                   647,667
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                          (12,532,607)
Due from related parties                                            (171,568)
Other receivables, net                                             2,714,445
Prepaid expenses and other assets                                  1,478,058
Investment in joint ventures                                               -
Real estate and development costs                                          -
Property and equipment, net                                       14,024,985
Intangible assets, net                                                     -
                                                                ------------

                                                                $  7,178,030
                                                                ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             3,033,402
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                         1,774,677
Accrued liabilities                                                3,656,475
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                ------------
                                                                   8,464,554

Stockholders' equity                                              (1,286,524)
                                                                ------------

Total liabilities and equity                                    $  7,178,030
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2001


                                                                    AKGI St.
Legal entity                                                     Maarten, NV
Bankruptcy filing number                                        00-5-6933-JS
                                                                ------------
Revenues:
--------
Vacation interests sales                                        $ (3,808,480)
Interest income                                                            -
Other income (loss)                                               10,209,874
                                                                ------------
     Total revenues                                                6,401,394
                                                                ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                    (531,208)
Advertising, sales and marketing                                     253,665
Provision for doubtful accounts                                    1,431,972
Loan portfolio expenses                                               37,420
General and administrative                                        11,862,118
Depreciation and amortization                                        429,326
                                                                ------------
Total costs and operating expenses                                13,483,293
                                                                ------------

Income (loss) from operations                                     (7,081,899)

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                ------------

Income (loss) before provision for taxes                          (7,081,899)

Provision for income taxes                                                 -
                                                                ------------
Net income (loss)                                               $ (7,081,899)
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001


                                                                    AKGI St.
Legal entity                                                     Maarten, NV
Bankruptcy filing number                                        00-5-6933-JS
                                                                ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                          $      3,845
Operating Refunds                                                    100,000
                                                                ------------

    Subtotal-Deposit/Collection Inflows                              103,845

Other
-----
Other                                                                      -
                                                                ------------

    Total Cash Inflows                                               103,845

Outflows:
--------
Operating-Resorts                                                    300,000
HOA Subsidies & Maintenance Fees                                     203,083
Property Taxes                                                     2,750,000

Capital Expenditures & Maintenance
----------------------------------
Hurricane Repairs                                                          -
                                                                ------------

    Total Cash Outflows                                         $  3,253,083
                                                                ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet

December 31, 2001

                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
Assets:
-------
Cash and cash equivalents                                   $              -
Cash in escrow and restricted cash                                         -
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                                    -
Due from related parties                                                   -
Other receivables, net                                                     -
Prepaid expenses and other assets                                          -
Investment in joint ventures                                               -
Real estate and development costs                                          -
Property and equipment, net                                                -
Intangible assets, net                                                     -
                                                                           -
                                                            ----------------

                                                            $              -
                                                            ================

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                     -
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                                 -
Accrued liabilities                                                        -
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                           -
                                                            ----------------
                                                                           -

Stockholders' equity                                                       -
                                                            ----------------

Total liabilities and equity                                $              -
                                                            ================

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2001


                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
Revenues:
---------
Vacation interests sales                                    $              -
Interest income                                                            -
Other income (loss)                                                        -
                                                            ----------------
     Total revenues                                                        -
                                                            ----------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                           -
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                                 -
Depreciation and amortization                                              -
                                                            ----------------
                                                                           -
                                                            ----------------
Total costs and operating expenses                                         -

Income (loss) from operations                                              -

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                            ----------------

Income (loss) before provision for taxes                                   -

Provision for income taxes                                                 -
                                                            ----------------
Net income (loss)                                           $              -
                                                            ================

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001

                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2001

                                                              All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                    $    165,493
Cash in escrow and restricted cash                              1,226,579
Mortgages receivable, net                                       1,582,104
Retained interests                                                      -
Intercompany receivable                                        53,825,876
Due from related parties                                           11,853
Other receivables, net                                          4,127,383
Prepaid expenses and other assets                                 751,152
Investment in joint ventures                                            -
Real estate and development costs                              18,527,212
Property and equipment, net                                       767,014
Intangible assets, net                                                  -
                                                             ------------

                                                             $ 80,984,666
                                                             ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                          1,610,148
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                        881,480
Accrued liabilities                                             1,858,595
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                4,350,223

Stockholders' equity                                           76,634,443
                                                             ------------

Total liabilities and equity                                 $ 80,984,666
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2001

                                                              All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
                                                             ------------
Revenues:
--------
Vacation interests sales                                     $  4,683,268
Interest income                                                       100
Other income (loss)                                               446,347
                                                             ------------
     Total revenues                                             5,129,715
                                                             ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                  667,906
Advertising, sales and marketing                                2,303,397
Provision for doubtful accounts                                         -
Loan portfolio expenses                                            15,301
General and administrative                                        109,135
Depreciation and amortization                                      25,466
                                                             ------------
Total costs and operating expenses                              3,121,205
                                                             ------------

Income (loss) from operations                                   2,008,510

Interest expense                                                   52,515
Equity (gain) on investment in joint ventures                           -
Bankruptcy expenses                                                     -
                                                             ------------

Income (loss) before provision for taxes                        1,955,995

Provision for income taxes                                              -
                                                             ------------
Net income (loss)                                            $  1,955,995
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001

                                                              All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (AZ)
Bankruptcy filing number                                     00-5-6936-JS
                                                             ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                       $     20,508
Tour Sales                                                         79,689
Operating Refunds                                                  41,353
Escrow Funds                                                      651,381
Employee Payroll Deduction Reimbursement                                -
                                                             ------------

    Subtotal-Deposit/Collection Inflows                           792,931

Other
-----
Asset Sales                                                             -
                                                             ------------

    Total Cash Inflows                                            792,931
                                                             ------------

Outflows:
--------
Operating-Resorts                                                 606,841
Payroll-Resorts(S&W)                                              543,273
Commissions-Post                                                  368,742
HOA Subsidies & Maintenance Fees                                  132,523
Insurance - Coverage Premiums                                         100
                                                             ------------
                                                                1,651,479

Capital Expenditures & Maintenance
----------------------------------
Construction                                                       36,146
                                                             ------------

    Total Cash Outflows                                      $  1,687,625
                                                             ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2001

                                                              All Seasons
                                                                 Resorts,
Legal entity                                                    Inc. (TX)
Bankruptcy filing number                                     00-5-6937-JS
                                                             ------------
Assets:
-------
Cash and cash equivalents                                    $          -
Cash in escrow and restricted cash                                  2,558
Mortgages receivable, net                                               -
Retained interests                                                      -
Intercompany receivable                                        (7,983,599)
Due from related parties                                           (5,660)
Other receivables, net                                            951,180
Prepaid expenses and other assets                                       -
Investment in joint ventures                                            -
Real estate and development costs                               3,420,979
Property and equipment, net                                        52,190
Intangible assets, net                                                  -
                                                             ------------

                                                             $ (3,562,352)
                                                             ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                            114,824
Notes payable subject to compromise                                     -
Accounts payable not subject to compromise                         53,548
Accrued liabilities                                                 5,277
Notes payable not subject to compromise                                 -
Deferred income taxes                                                   -
                                                             ------------
                                                                  173,649

Stockholders' equity                                           (3,736,001)
                                                             ------------

Total liabilities and equity                                 $ (3,562,352)
                                                             ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2001

                                                               All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (TX)
Bankruptcy filing number                                      00-5-6937-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                                      -
                                                              ------------
     Total revenues                                                      -
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                     3,329
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                          83,312
Depreciation and amortization                                            -
                                                              ------------
Total costs and operating expenses                                  86,641
                                                              ------------

Income (loss) from operations                                      (86,641)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                           (86,641)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $    (86,641)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001

                                                               All Seasons
                                                                  Resorts,
Legal entity                                                     Inc. (TX)
Bankruptcy filing number                                      00-5-6937-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $          -
Operating Refunds                                                      (45)
Escrow Funds                                                           431
                                                              ------------

     Subtotal-Deposit/Collection Inflows                               386

Other
-----
Asset Sales                                                              -
                                                              ------------

  Total Cash Inflows                                                   386
                                                              ------------

Outflows:
---------
Operating-Resorts                                                      917
HOA Subsidies & Maintenance Fees                                         -
                                                              ------------

  Total Cash Outflows                                         $        917
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2001

                                                                     Grand
                                                                     Beach
Legal entity                                                    Resort, LP
Bankruptcy filing number                                      00-5-6945-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $     (1,507)
Cash in escrow and restricted cash                                 724,140
Mortgages receivable, net                                          718,901
Retained interests                                                       -
Intercompany receivable                                        (15,182,962)
Due from related parties                                              (537)
Other receivables, net                                           5,134,955
Prepaid expenses and other assets                                   87,391
Investment in joint ventures                                             -
Real estate and development costs                               15,726,670
Property and equipment, net                                        346,472
Intangible assets, net                                                   -
                                                              ------------
                                                              $  7,553,523
                                                              ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           1,116,453
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         711,067
Accrued liabilities                                              2,278,032
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 4,105,552

Stockholders' equity                                             3,447,971
                                                              ------------

Total liabilities and equity                                  $  7,553,523
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2001

                                                                     Grand
                                                                     Beach
Legal entity                                                    Resort, LP
Bankruptcy filing number                                      00-5-6945-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $  1,072,059
Interest income                                                          -
Other income (loss)                                                723,436
                                                              ------------
     Total revenues                                              1,795,495
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                  (669,675)
Advertising, sales and marketing                                   467,272
Provision for doubtful accounts                                    765,582
Loan portfolio expenses                                                  -
General and administrative                                       1,678,534
Depreciation and amortization                                       20,906
                                                              ------------
Total costs and operating expenses                               2,262,619
                                                              ------------

Income (loss) from operations                                     (467,124)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                          (467,124)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $   (467,124)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001

                                                                     Grand
                                                                     Beach
Legal entity                                                    Resort, LP
Bankruptcy filing number                                      00-5-6945-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $        927
Tour Sales                                                           8,737
Operating Refunds                                                   (2,642)
Conversions                                                          2,299
Escrow Funds                                                       145,820
Employee Payroll Deduction Reimbursement                             6,004
                                                              ------------

     Subtotal-Deposit/Collection Inflows                           161,145

Other
-----
Asset Sales                                                              -
                                                              ------------

     Total Cash Inflows                                            161,145
                                                              ------------

Outflows:
---------
Operating-Resorts                                                  111,915
Payroll-Resorts(S&W)                                               138,584
Commissions-Post                                                   104,227
                                                              ------------

     Total Cash Outflows                                      $    354,726
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2001

                                                              Greensprings
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6946-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                 399,434
Mortgages receivable, net                                          862,959
Retained interests                                                       -
Intercompany receivable                                         29,857,309
Due from related parties                                           179,525
Other receivables, net                                             976,859
Prepaid expenses and other assets                                        -
Investment in joint ventures                                             -
Real estate and development costs                                7,513,681
Property and equipment, net                                      1,511,917
Intangible assets, net                                                   -
                                                              ------------

                                                              $ 41,301,684
                                                              ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             283,746
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                           9,328
Accrued liabilities                                                367,189
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                   660,263

Stockholders' equity                                            40,641,421
                                                              ------------

Total liabilities and equity                                  $ 41,301,684
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2001


                                                              Greensprings
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6946-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $  3,412,404
Interest income                                                          -
Other income (loss)                                                 13,456
                                                              ------------
     Total revenues                                              3,425,860
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                   499,924
Advertising, sales and marketing                                     1,131
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                          12,314
Depreciation and amortization                                       23,150
                                                              ------------
Total costs and operating expenses                                 536,519
                                                              ------------

Income (loss) from operations                                    2,889,341

Interest expense                                                   (88,010)
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                         2,977,351

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $  2,977,351
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001


                                                              Greensprings
Legal entity                                                   Associates
Bankruptcy filing number                                      00-5-6946-JS
                                                              ------------
Cash Flow is combined with Powhatan Associates
00-5-6958-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2001

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                       -
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                                  -
Due from related parties                                                 -
Other receivables, net                                                   -
Prepaid expenses and other assets                                        -
Investment in joint ventures                                             -
Real estate and development costs                                        -
Property and equipment, net                                              -
Intangible assets, net                                                   -
                                                              ------------

                                                              $          -
                                                              ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                   -
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                               -
Accrued liabilities                                                      -
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                         -

Stockholders' equity                                                     -
                                                              ------------

Total liabilities and equity                                  $          -
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2001

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                                      -
                                                              ------------
     Total revenues                                                      -
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                               -
Depreciation and amortization                                            -
                                                              ------------
Total costs and operating expenses                                       -
                                                              ------------

Income (loss) from operations                                            -

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                                 -

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $          -
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2001

                                                                    Harich
                                                                     Tahoe
Legal entity                                                   Development

Bankruptcy filing number                                      00-5-6948-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                       -
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                          1,501,427
Due from related parties                                                 -
Other receivables, net                                             375,858
Prepaid expenses and other assets                                        -
Investment in joint ventures                                             -
Real estate and development costs                                   33,660
Property and equipment, net                                              -
Intangible assets, net                                                   -
                                                              ------------

                                                              $  1,910,945
                                                              ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                              28,378
Notes payable subject to compromise                              1,154,643
Accounts payable not subject to compromise                               -
Accrued liabilities                                                      1
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 1,183,022

Stockholders' equity                                               727,923
                                                              ------------

Total liabilities and equity                                  $  1,910,945
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2001

                                                                    Harich
                                                                     Tahoe
Legal entity                                                   Development
Bankruptcy filing number                                      00-5-6948-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                                      -
                                                              ------------
     Total revenues                                                      -
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                               -
Depreciation and amortization                                            -
                                                              ------------
Total costs and operating expenses                                       -
                                                              ------------

Income (loss) from operations                                            -

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                                 -

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $          -
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001

                                                                    Harich
                                                                     Tahoe
Legal entity                                                   Development
Bankruptcy filing number                                      00-5-6948-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $          -
                                                              ------------

    Subtotal-Deposit/Collection Inflows                                  -

Other
-----
Asset Sales                                                              -
                                                              ------------

  Total Cash Inflows                                                     -
                                                              ------------

Outflows:
---------
Operating-Resorts                                                        -
                                                              ------------
  Total Cash Outflows                                         $          -
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2001

                                                                Lake Tahoe
                                                                    Resort
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $       (698)
Cash in escrow and restricted cash                                  81,913
Mortgages receivable, net                                          230,232
Retained interests                                                       -
Intercompany receivable                                        (30,365,852)
Due from related parties                                                 -
Other receivables, net                                           2,142,031
Prepaid expenses and other assets                                  122,479
Investment in joint ventures                                             -
Real estate and development costs                               39,464,589
Property and equipment, net                                         67,872
Intangible assets, net                                                  -
                                                              ------------

                                                              $ 11,741,566
                                                              ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           2,772,862
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                       1,117,788
Accrued liabilities                                                339,859
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 4,230,509

Stockholders' equity                                             7,512,057
                                                              ------------

Total liabilities and equity                                  $ 11,742,566
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2001

                                                                Lake Tahoe
                                                                    Resort
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $    491,031
Interest income                                                          -
Other income (loss)                                                 96,168
                                                              ------------
     Total revenues                                                587,199
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                 1,338,683
Advertising, sales and marketing                                   191,123
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                         532,350
Depreciation and amortization                                        6,427
                                                              ------------
Total costs and operating expenses                               2,068,583
                                                              ------------

Income (loss) from operations                                   (1,481,384)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                        (1,481,384)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $ (1,481,384)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001

                                                                Lake Tahoe
                                                                    Resort
Legal entity                                                 Partners, LLC
Bankruptcy filing number                                      00-5-6952-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $      6,145
Operating Refunds                                                    1,496
Escrow Funds                                                        65,023
Tax Refunds                                                              -
                                                              ------------

  Subtotal-Deposit/Collection Inflows                               72,664
                                                              ------------

Other
-----
Asset Sales                                                              -
                                                              ------------
  Total Cash Inflows                                                72,664
                                                              ------------

Outflows:
---------
Operating-Resorts                                                   52,660
Payroll-Resorts(S&W)                                                66,500
Commissions-Post                                                    23,865
HOA Subsidies & Maintenance Fees                                         -
                                                              ------------

  Total Cash Outflows                                         $    143,024
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2001

                                                                       MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                 473,595
Mortgages receivable, net                                           70,658
Retained interests                                                       -
Intercompany receivable                                        (16,436,727)
Due from related parties                                           151,508
Other receivables, net                                           1,568,972
Prepaid expenses and other assets                                   11,674
Investment in joint ventures                                             -
Real estate and development costs                                5,875,610
Property and equipment, net                                      4,402,687
Intangible assets, net                                                   -
                                                              ------------

                                                              $ (3,882,023)
                                                              ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           1,469,338
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         334,206
Accrued liabilities                                                142,788
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 1,946,332

Stockholders' equity                                            (5,828,355)
                                                              ------------

Total liabilities and equity                                  $ (3,882,023)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2001

                                                                       MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $     70,658
Interest income                                                          -
Other income (loss)                                                  2,972
                                                              ------------
     Total revenues                                                 73,630
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                   (74,223)
Advertising, sales and marketing                                    21,705
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                         206,669
Depreciation and amortization                                     (211,930)
                                                              ------------
Total costs and operating expenses                                 (57,779)
                                                              ------------

Income (loss) from operations                                      131,409

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                           131,409

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $    131,409
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001

                                                                       MMG
                                                               Development
Legal entity                                                         Corp.
Bankruptcy filing number                                      00-5-6954-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $     18,847
Operating Refunds                                                   49,889
Escrow Funds                                                        19,475
Employee Payroll Deduction Reimbursement                               278
                                                              ------------

  Subtotal-Deposit/Collection Inflows                               88,489

Other
-----
Asset Sales                                                              -
                                                              ------------

  Total Cash Inflows                                                88,489
                                                              ------------

Outflows:
---------
Operating-Resorts                                                    8,415
Payroll-Resorts(S&W)                                                12,827
HOA Subsidies & Maintenance Fees                                    41,731
                                                              ------------

  Total Cash Outflows                                         $     62,972
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2001

                                                                Port Royal
Legal entity                                                  Resort, L.P.
Bankruptcy filing number                                      00-5-6957-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                  29,370
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                           (398,388)
Due from related parties                                                 -
Other receivables, net                                             761,041
Prepaid expenses and other assets                                        -
Investment in joint ventures                                             -
Real estate and development costs                                  691,217
Property and equipment, net                                        128,231
Intangible assets, net                                                   -
                                                              ------------

                                                              $  1,211,471
                                                              ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             200,002
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                           9,248
Accrued liabilities                                                      3
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                   209,253

Stockholders' equity                                             1,002,218
                                                              ------------

Total liabilities and equity                                  $  1,211,471
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2001


                                                                Port Royal
Legal entity                                                  Resort, L.P.
Bankruptcy filing number                                      00-5-6957-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $          -
Interest income                                                     (5,397)
Other income (loss)                                                   (134)
                                                              ------------
     Total revenues                                                 (5,531)
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                    (1,088)
Provision for doubtful accounts                                       (960)
Loan portfolio expenses                                                  -
General and administrative                                           7,102
Depreciation and amortization                                            -
                                                              ------------
Total costs and operating expenses                                   5,054
                                                              ------------

Income (loss) from operations                                      (10,585)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                           (10,585)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $    (10,585)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001


                                                                Port Royal
Legal entity                                                  Resort, L.P.
Bankruptcy filing number                                      00-5-6957-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $          -
Operating Refunds                                                      (51)
Escrow Funds                                                             -
                                                              ------------

  Subtotal-Deposit/Collection Inflows                                  (51)

Other
-----
Asset Sales                                                              -
                                                              ------------

  Total Cash Inflows                                                   (51)
                                                              ------------

Outflows:
---------
Operating-Resorts                                                        -
                                                              ------------

  Total Cash Outflows                                         $          -
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2001

                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $          -
Cash in escrow and restricted cash                                 501,497
Mortgages receivable, net                                          508,947
Retained interests                                                       -
Intercompany receivable                                         22,200,063
Due from related parties                                           125,918
Other receivables, net                                           1,338,264
Prepaid expenses and other assets                                        -
Investment in joint ventures                                             -
Real estate and development costs                                5,392,194
Property and equipment, net                                         23,053
Intangible assets, net                                                   -
                                                              ------------

                                                              $ 30,089,936
                                                              ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             278,855
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                          23,160
Accrued liabilities                                                415,498
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                   717,513

Stockholders' equity                                            29,372,423
                                                              ------------

Total liabilities and equity                                  $ 30,089,936
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2001


                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $    963,336
Interest income                                                          -
Other income (loss)                                                 25,404
                                                              ------------
     Total revenues                                                988,740
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                  (154,522)
Advertising, sales and marketing                                    (3,938)
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                          40,168
Depreciation and amortization                                        2,291
                                                              ------------
Total costs and operating expenses                                (116,001)
                                                              ------------

Income (loss) from operations                                    1,104,741

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                         1,104,741

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $  1,104,741
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001


                                                                  Powhatan
Legal entity                                                    Associates
Bankruptcy filing number                                      00-5-6958-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $     15,388
Rental Income                                                       20,258
Tour Sales                                                          33,623
Operating Refunds                                                  106,117
Escrow Funds                                                       289,208
Tax Refunds                                                        218,060
Employee Payroll Deduction Reimbursement                            19,816
                                                              ------------

    Subtotal-Deposit/Collection Inflows                            702,470

Other
-----
Asset Sales                                                              -
                                                              ------------

  Total Cash Inflows                                               702,470
                                                              ------------

Outflows:
---------
Operating-Resorts                                                  212,921
Payroll-Resorts(S&W)                                               388,470
Commissions-Post                                                    15,040
HOA Subsidies & Maintenance Fees                                   137,531
                                                              ------------

  Total Cash Outflows                                         $    753,962
                                                              ------------

Includes Powhatan Associates (00-5-6958-JS) and
    Greensprings Associates (00-5-6946-JS)

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2001

                                                                    Resort
                                                                 Marketing
Legal entity                                              Internat'l, Inc.
Bankruptcy filing number                                      00-5-6961-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                     $     52,995
Cash in escrow and restricted cash                                 254,000
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (11,155,223)
Due from related parties                                            (4,915)
Other receivables, net                                             178,956
Prepaid expenses and other assets                                  507,770
Investment in joint ventures                                             -
Real estate and development costs                                        -
Property and equipment, net                                        356,121
Intangible assets, net                                                   -
                                                              ------------

                                                              $ (9,810,296)
                                                              ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           3,422,616
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                         150,708
Accrued liabilities                                                361,837
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 3,935,161

Stockholders' equity                                           (13,745,457)
                                                              ------------

Total liabilities and equity                                  $ (9,810,296)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2001

                                                                    Resort
                                                                 Marketing
Legal entity                                              Internat'l, Inc.
Bankruptcy filing number                                      00-5-6961-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                              1,003,002
                                                              ------------
    Total revenues                                               1,003,002
                                                              ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                   967,552
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                         935,090
Depreciation and amortization                                       (4,348)
                                                              ------------
Total costs and operating expenses                               1,898,294
                                                              ------------

Income (loss) from operations                                     (895,292)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------

Income (loss) before provision for taxes                          (895,292)

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $   (895,292)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001

                                                                    Resort
                                                                 Marketing
Legal entity                                              Internat'l, Inc.
Bankruptcy filing number                                      00-5-6961-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                        $      7,915
Operating Refunds                                                     (239)
Employee Payroll Deduction Reimbursement                             3,719
                                                              ------------

    Subtotal-Deposit/Collection Inflows                             11,394

Other
-----
Asset Sales                                                              -
                                                              ------------

  Total Cash Inflows                                                11,394
                                                              ------------

Outflows:
---------
Operating-Premier                                                    4,152
Operating-Carlsbad                                                  11,065
Operating-Resorts                                                   56,488
Payroll-Carlsbad                                                    17,316
Payroll-Resorts(S&W)                                               104,466
Commissions-Post                                                     8,893
                                                              ------------

  Total Cash Outflows                                         $    202,380
                                                              ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2001

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                    $         -
Cash in escrow and restricted cash                                28,683
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                       (1,626,409)
Due from related parties                                               -
Other receivables, net                                           300,959
Prepaid expenses and other assets                                 34,896
Investment in joint ventures                                           -
Real estate and development costs                              1,545,101
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                             -----------

                                                             $   283,230
                                                             ===========
Liabilities and equity:
----------------------
Accounts payable subject to compromise                               945
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                             -
Accrued liabilities                                              125,414
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                             -----------
                                                                 126,359

Stockholders' equity                                             156,871
                                                             -----------

Total liabilities and equity                                 $   283,230
                                                             ===========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2001

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Revenues:
--------
Vacation interests sales                                      $        -
Interest income                                                        -
Other income (loss)                                                    -
                                                              ----------
     Total revenues                                                    -
                                                              ----------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                   2,918
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                        65,203
Depreciation and amortization                                          -
                                                              ----------
Total costs and operating expenses                                68,121
                                                              ----------

Income (loss) from operations                                    (68,121)

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                              ----------

Income (loss) before provision for taxes                         (68,121)

Provision for income taxes                                             -
                                                              ----------
Net income (loss)                                             $  (68,121)
                                                              ==========

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001

                                                             Ridge Point
                                                                 Limited
Legal entity                                                 Partnership
Bankruptcy filing number                                    00-5-6962-JS
                                                            ------------
Inflows:
-------

Deposit/Collection
------------------
Escrow Funds                                                   $ 81,339
                                                               --------

    Subtotal-Deposit/Collection Inflows                          81,339

Other
-----
Asset Sales                                                           -
                                                               --------

    Total Cash Inflows                                           81,339
                                                               --------

Outflows:
--------
Operating-Resorts                                                     -
                                                               --------

    Total Cash Outflows                                        $      -
                                                               --------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2001

Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Assets:
-------
Cash and cash equivalents                                        $     -
Cash in escrow and restricted cash                                     -
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                                -
Due from related parties                                               -
Other receivables, net                                                 -
Prepaid expenses and other assets                                      -
Investment in joint ventures                                           -
Real estate and development costs                                      -
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                                 -------
                                                                 $     -
                                                                 =======

Liabilities and equity:
----------------------
Accounts payable subject to compromise                                 -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                             -
Accrued liabilities                                                    -
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                                 -------
                                                                       -

Stockholders' equity                                                   -
                                                                 -------

Total liabilities and equity                                     $     -
                                                                 =======

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2001


Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Revenues:
--------
Vacation interests sales                                          $    -
Interest income                                                        -
Other income (loss)                                                    -
                                                                  ------
     Total revenues                                                    -
                                                                  ------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                             -
Depreciation and amortization                                          -
                                                                  ------
Total costs and operating expenses                                     -
                                                                  ------

Income (loss) from operations                                          -

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                                  ------

Income (loss) before provision for taxes                               -

Provision for income taxes                                             -
                                                                  ------
Net income (loss)                                                 $    -
                                                                  ======

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001


Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2001

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                    $     490,423
Cash in escrow and restricted cash                              34,585,777
Mortgages receivable, net                                      151,241,881
Retained interests                                              15,973,946
Intercompany receivable                                       (218,323,472)
Due from related parties                                          (322,618)
Other receivables, net                                          (5,085,668)
Prepaid expenses and other assets                               10,229,252
Investment in joint ventures                                             -
Real estate and development costs                                        -
Property and equipment, net                                        569,832
Intangible assets, net                                           3,219,935
                                                             -------------

                                                             $  (7,420,712)
                                                             =============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           5,275,730
Notes payable subject to compromise                             88,595,496
Accounts payable not subject to compromise                         531,776
Accrued liabilities                                             72,455,799
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                             -------------
                                                               166,858,801

Stockholders' equity                                          (174,279,513)
                                                             -------------

Total liabilities and equity                                 $  (7,420,712)
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2001

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                     $  17,520,281
Interest income                                                  3,020,943
Other income (loss)                                               (822,030)
                                                             -------------
    Total revenues                                              19,719,194
                                                             -------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                 4,928,170
Advertising, sales and marketing                                 3,799,278
Provision for doubtful accounts                                  7,378,982
Loan portfolio expenses                                            928,647
General and administrative                                         242,449
Depreciation and amortization                                       36,050
                                                             -------------
Total costs and operating expenses                              17,313,576
                                                             -------------

Income (loss) from operations                                    2,405,618

Interest expense                                                (1,235,899)
Other nonoperating expenses                                              -
Realized (gain) on available-for-sale securities                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                             -------------

Income (loss) before provision for taxes                         3,641,517

Provision for income taxes                                               -
                                                             -------------
Net income (loss)                                            $   3,641,517
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Operating Refunds                                            $       4,566
Sunterra Finance Servicing Fee Income                               91,779
Employee Payroll Deduction Reimbursement                            27,388
                                                             -------------

    Subtotal-Deposit/Collection Inflows                            123,732

Other
-----
Asset Sales                                                              -
                                                             -------------

  Total Cash Inflows                                               123,732
                                                             -------------

Outflows:
---------
Operating-Sunterra Finance                                         484,285
Payroll-Sunterra Finance                                           365,035
Insurance - Coverage Premiums                                           70
Professional Fees                                                        -
                                                             -------------

  Total Cash Outflows                                        $     849,390
                                                             -------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2001

                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                    $     113,041
Cash in escrow and restricted cash                                   2,747
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (12,095,788)
Due from related parties                                          (213,350)
Other receivables, net                                             184,843
Prepaid expenses and other assets                                  269,393
Investment in joint ventures                                             -
Real estate and development costs                                6,708,411
Property and equipment, net                                      5,064,483
Intangible assets, net                                                   -
                                                             -------------

                                                             $      33,780
                                                             =============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                             760,133
Notes payable subject to compromise                                  6,375
Accounts payable not subject to compromise                         386,189
Accrued liabilities                                                559,984
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                             -------------
                                                                 1,712,681

Stockholders' equity                                            (1,678,901)
                                                             -------------

Total liabilities and equity                                 $      33,780
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2001


                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                     $           -
Interest income                                                   (115,339)
Other income (loss)                                              5,267,647
                                                             -------------
    Total revenues                                               5,152,308
                                                             -------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                    (37,758)
Loan portfolio expenses                                                  -
General and administrative                                       5,543,053
Depreciation and amortization                                       42,681
                                                             -------------
Total costs and operating expenses                               5,547,976
                                                             -------------

Income (loss) from operations                                     (395,668)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                             -------------

Income (loss) before provision for taxes                          (395,668)

Provision for income taxes                                               -
                                                             -------------
Net income (loss)                                            $    (395,668)
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001


                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
Escrow Funds                                                 $      18,429
Employee Payroll Deduction Reimbursement                             7,452
                                                             -------------

    Subtotal-Deposit/Collection Inflows                             25,881

Other
-----
Asset Sales                                                              -
                                                             -------------

  Total Cash Inflows                                                25,881
                                                             -------------

Outflows:
---------
HOA Subsidies & Maintenance Fees                                   109,276
                                                             -------------

  Total Cash Outflows                                        $     109,276
                                                             -------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2001

                                                              Williamsburg
Legal entity                                               Vacations, Inc.
Bankruptcy filing number                                      00-5-6967-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                    $           -
Cash in escrow and restricted cash                                       -
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                                  -
Due from related parties                                                 -
Other receivables, net                                                   -
Prepaid expenses and other assets                                        -
Investment in joint ventures                                             -
Real estate and development costs                                        -
Property and equipment, net                                              -
Intangible assets, net                                                   -
                                                             -------------

                                                             $           -
                                                             =============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                   -
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                               -
Accrued liabilities                                                      -
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                             -------------
                                                                         -

Stockholders' equity                                                     -
                                                             -------------

Total liabilities and equity                                 $           -
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2001


                                                              Williamsburg
Legal entity                                               Vacations, Inc.
Bankruptcy filing number                                      00-5-6967-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                     $           -
Interest income                                                          -
Other income (loss)                                                      -
                                                             -------------
    Total revenues                                                       -
                                                             -------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                               -
Depreciation and amortization                                            -
                                                             -------------
Total costs and operating expenses                                       -
                                                             -------------

Income (loss) from operations                                            -

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                             -------------

Income (loss) before provision for taxes                                 -

Provision for income taxes                                               -
                                                             -------------
Net income (loss)                                            $           -
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001


                                                              Williamsburg
Legal entity                                               Vacations, Inc.
Bankruptcy filing number                                      00-5-6967-JS
                                                              ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
December 31, 2001

                                                                    Design
                                                           Internationale-
Legal entity                                                     RMI, Inc.
Bankruptcy filing number                                      00-5-8313-JS
                                                              ------------
Assets:
-------
Cash and cash equivalents                                    $           -
Cash in escrow and restricted cash                                       -
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                          3,082,831
Due from related parties                                                 -
Other receivables, net                                             181,343
Prepaid expenses and other assets                                        -
Investment in joint ventures                                             -
Real estate and development costs                                        -
Property and equipment, net                                              -
Intangible assets, net                                                   -
                                                             -------------

                                                             $   3,264,174
                                                             =============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                           1,533,458
Notes payable subject to compromise                                      -
Accounts payable not subject to compromise                             108
Accrued liabilities                                                      -
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                             -------------
                                                                 1,533,566

Stockholders' equity                                             1,730,608
                                                             -------------

Total liabilities and equity                                 $   3,264,174
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended December 31, 2001

                                                                    Design
                                                           Internationale-
Legal entity                                                     RMI, Inc.
Bankruptcy filing number                                      00-5-8313-JS
                                                              ------------
Revenues:
---------
Vacation interests sales                                     $           -
Interest income                                                          -
Other income (loss)                                                      -
                                                             -------------
    Total revenues                                                       -
                                                             -------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                               -
Depreciation and amortization                                            -
                                                             -------------
Total costs and operating expenses                                       -
                                                             -------------

Income (loss) from operations                                            -

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                             -------------

Income (loss) before provision for taxes                                 -

Provision for income taxes                                               -
                                                             -------------
Net income (loss)                                            $           -
                                                             =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended December 31, 2001

                                                                    Design
                                                           Internationale-
Legal entity                                                     RMI, Inc.
Bankruptcy filing number                                      00-5-8313-JS
                                                              ------------
Inflows:
--------

Deposit/Collection
------------------
  Operating Refunds                                          $           -
                                                             -------------
    Subtotal-Deposit/Collection Inflows                                  -

Other
-----
Asset Sales                                                              -
                                                             -------------

  Total Cash Inflows                                                     -
                                                             -------------

Outflows:
---------
Operating-Resorts                                                        -
                                                             -------------

  Total Cash Outflows                                        $           -
                                                             -------------